                                                                    EXHIBIT 10.2

Prepared by and upon recording return to: W. Kirk Grimm, Esq., McGuire, Woods, Battle & Boothe LLP, 77 West Wacker Drive, Chicago, Illinois 60601 (312) 849-3697

                                  MASTER LEASE
                           dated as of June 30, 2000

                                    between

                        LEASE PLAN NORTH AMERICA, INC.,
                                 as the Lessor

                                      and

                           ASYST TECHNOLOGIES, INC.,
                                 as the Lessee

                          Fremont, California Facility



This Lease is superior to a deed of trust in favor of ABN AMRO Bank, N.V., as Agent (the "Agent") under the Participation Agreement dated as of June 30, 2000,
            -----
among the Lessee, the Lessor, the Participants and the Agent for the benefit of the Participants. This Lease has been executed in counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE I.................................................................    1
  1.1   Definitions; Interpretation.......................................    1

ARTICLE II................................................................    1
  2.1   Acceptance and Lease of Property..................................    1
  2.2   Acceptance Procedure..............................................    2
  2.3   Lease Term........................................................    2
  2.4   Title.............................................................    2

ARTICLE III...............................................................    3
  3.1   Rent..............................................................    3
  3.2   Payment of Basic Rent.............................................    3
  3.3   Supplemental Rent.................................................    3
  3.4   Method of Payment.................................................    3

ARTICLE IV................................................................    4
  4.1   Utility Charges...................................................    4

ARTICLE V.................................................................    4
  5.1   Quiet Enjoyment...................................................    4

ARTICLE VI................................................................    4
  6.1   Net Lease.........................................................    4
  6.2   No Termination or Abatement.......................................    5

ARTICLE VII...............................................................    5
  7.1   Nature of Transaction; Intent of the Parties......................    5
  7.2   UCC Information...................................................    8

ARTICLE VIII..............................................................    9
  8.1   Condition of the Property.........................................    9
  8.2   Possession and Use of the Property................................   10

ARTICLE IX................................................................   10
  9.1   Compliance with Requirements of Law and Insurance Requirements....   10

ARTICLE X.................................................................   10
 10.1   Maintenance and Repair; Return....................................   10

ARTICLE XI................................................................   11

 11.1   Modifications, Substitutions and Replacements.....................   11

ARTICLE XII...............................................................   12
 12.1   Warranty of Title.................................................   12
 12.2   Grants and Releases of Easements..................................   12

ARTICLE XIII..............................................................   13
 13.1   Permitted Contests Other Than in Respect of Indemnities...........   13

ARTICLE XIV...............................................................   13
 14.1   General Liability and Workers' Compensation Insurance.............   13
 14.2   Hazard and Other Insurance........................................   14
 14.3   Coverage..........................................................   14

ARTICLE XV................................................................   16
 15.1   Casualty and Condemnation.........................................   16
 15.2   Environmental Matters.............................................   18
 15.3   Notice of Environmental Matters...................................   18

ARTICLE XVI...............................................................   18
 16.1   Termination by the Lessee upon Certain Events.....................   18
 16.2   Procedures........................................................   19
 16.3   Purchase of Property..............................................   19

ARTICLE XVII..............................................................   19
 17.1   Lease Events of Default...........................................   19
 17.2   Lease Remedies....................................................   22
 17.3   Waiver of Certain Rights..........................................   26
 17.4   Loan Remedies.....................................................   26
 17.5   Remedies Cumulative...............................................   31
 17.6   The Lessee's Right to Cure........................................   31

ARTICLE XVIII.............................................................   31
 18.1   The Lessor's Right to Cure the Lessee's Lease Defaults............   31

ARTICLE XIX..................                                                32
 19.1   Provisions Relating to the Lessee's Termination of this
        Lease or Exercise of Purchase Option or Obligation and
        Conveyance Upon Remarketing and Conveyance Upon Certain
        Other Events......................................................   32

ARTICLE XX................................................................   33
 20.1   Purchase Option...................................................   33
 20.2   Expiration Date Purchase Obligation...............................   33
 20.3   Acceleration of Purchase Obligation...............................   34

ARTICLE XXI...............................................................   34
 21.1   Renewal...........................................................   34

ARTICLE XXII..............................................................   35
 22.1   Option to Remarket................................................   35
 22.2   Certain Obligations Continue......................................   38
 22.3   Support Obligations...............................................   38

ARTICLE XXIII.............................................................   39
 23.1   Holding Over......................................................   39

ARTICLE XXIV..............................................................   39
 24.1   Risk of Loss......................................................   39

ARTICLE XXV...............................................................   40
 25.1   Subletting and Assignment.........................................   40

ARTICLE XXVI..............................................................   41
 26.1   Estoppel Certificates.............................................   41

ARTICLE XXVII.............................................................   41
 27.1   Right to Inspect..................................................   41
 27.2   No Waiver.........................................................   41

ARTICLE XXVIII............................................................   41
 28.1   Acceptance of Surrender...........................................   41

ARTICLE XXIX..............................................................   42
 29.1   No Merger of Title................................................   42

ARTICLE XXX...............................................................   42
 30.1   Notices...........................................................   42

ARTICLE XXXI..............................................................   43
 31.1   Miscellaneous.....................................................   43
 31.2   Amendments and Modifications......................................   43
 31.3   Successors and Assigns............................................   44
 31.4   Headings and Table of Contents....................................   44
 31.5   Counterparts......................................................   44
 31.6   GOVERNING LAW.....................................................   44
 31.7   Limitations on Recourse...........................................   44
 31.8   Original Lease....................................................   44

                                  APPENDICES

APPENDIX I     Definitions and Interpretation

                                    EXHIBITS

EXHIBIT A      Form of Lease Supplement for Land Interest
EXHIBIT B      Form of Lease Supplement for Improvements
EXHIBIT C      Equipment Schedule
EXHIBIT D      Legal Description of Land

                                  MASTER LEASE

          THIS MASTER LEASE (as amended, supplemented or otherwise modified from time to time, this "Lease"), dated as of June 30, 2000, is by and between LEASE
                    -----
PLAN NORTH AMERICA, INC., an Illinois corporation, having its principal office at 135 S. LaSalle Street Chicago, Illinois 60603, as the lessor (together with its permitted successors and assigns, the "Lessor") and ASYST TECHNOLOGIES,
                                           ------
INC., a California corporation, having its principal office at 48761 Kato Road, Fremont, CA 94538, as the lessee (the "Lessee").
                                        ------

                              W I T N E S S E T H:
                              -------------------

     A. WHEREAS, the Lessor will purchase the Land Interest on the Land Interest Acquisition Date, and the Land Interest will be leased to the Lessee subject to the terms of this Lease;

     B. WHEREAS, if the Improvements Closing Date occurs, the Lessee, as Construction Agent, will construct certain Improvements which as constructed will be the property of the Lessor and will be leased to the Lessee subject to the terms of this Lease; and

     C. WHEREAS, the Lessor desires to lease to the Lessee and the Lessee desires to lease from the Lessor, the Property pursuant to this Lease.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I.

     1.1  Definitions; Interpretation. Capitalized terms used but not otherwise
          ---------------------------
defined in this Lease have the respective meanings specified in Appendix 1 to
                                                                --------
this Lease; and the rules of interpretation set forth in Appendix 1 to this
                                                         --------
Lease shall apply to this Lease.

                                  ARTICLE II.

     2.1  Acceptance and Lease of Property. Effective as of the Closing Date,
          --------------------------------
the Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 6 of the Participation Agreement, hereby agrees to accept delivery of the Land Interest to be delivered on the Land Interest Acquisition Date pursuant to the terms of the Participation Agreement, and to lease to the Lessee hereunder for the Term (as defined in Section 2.3), the Lessor's interest in such Land Interest and, subject to satisfaction or waiver of the conditions set forth in Sections 6.2 and 6.3 of the Participation Agreement, effective as of the Improvements Closing Date, in any Improvements which thereafter may be constructed thereon and any Equipment, if any, which may be purchased for use in connection therewith pursuant to the Construction Agency Agreement, this Lease or the Participation Agreement, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease commencing on the Lease Commencement Date from the Lessor for the Term, the Lessor's interest in such Land Interest to be delivered on such

Land Interest Acquisition Date and any Improvements which thereafter may be funded pursuant to the Participation Agreement and constructed thereon and such Equipment pursuant to the Construction Agency Agreement, this Lease or the Participation Agreement.

2.2  Acceptance Procedure. The Lessor hereby authorizes one or more
     --------------------
employees of the Lessee, to be designated by the Lessee, as the authorized representative or representatives of the Lessor to accept delivery on behalf of the Lessor of the Property identified on the Acquisition Request or an Equipment Schedule.

          (a) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on the Land Interest Acquisition Date of a Lease Supplement in the form of Exhibit A hereto (appropriately completed) shall, without further act,
        ---------
constitute the irrevocable acceptance by the Lessee of the Land Interest which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein.

          (b) The Lessee hereby agrees that the execution and delivery by the Lessee on the Improvements Closing Date of a Lease Supplement in the form of Exhibit B hereto (appropriately completed) shall, without further act,
---------
constitute the irrevocable acceptance by the Lessee of the Improvements to be constructed thereon which are the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein; and that the Improvements (i) shall be deemed to be included in the leasehold estate of this Lease as of the Improvements Closing Date, and (ii) shall be subject to the terms and conditions of this Lease on the Improvements Closing Date.

          (c) The Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee of an Equipment Schedule in the form of Exhibit C hereto
                                                      ---------
(appropriately completed) on or prior to the applicable Funding Date with respect to the acquisition of Equipment shall, without further act, constitute the irrevocable acceptance of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Equipment (i) shall be deemed to be included in the leasehold estate of this Lease as of the Improvements Closing Date, and (ii) shall be subject to the terms and conditions of this Lease as of the Improvements Closing Date.

2.3  Lease Term. The term of this Lease (the "Term") with respect to the
     ----------
Land Interest shall begin on the Land Interest Acquisition Date, and with respect to the Improvements and the Equipment, shall begin on the Improvements Closing Date, and shall end on the fifth anniversary of the Closing Date, unless the Term is renewed or earlier terminated in accordance with the provisions of this Lease.

2.4  Title. The Property is leased to the Lessee without any representation
     -----
or warranty of title, condition of the Improvements or permitted uses, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property, other than for any such defect or exception constituting a Lessor Lien.

                                 ARTICLE III.

3.1  Rent. (a) During the Term, commencing on the Rent Commencement Date,
     ----
the Lessee shall pay Basic Rent on each Payment Date, on the date required under
Section 22.1(i) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate.

           (b) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, nor the Lessor's inability or failure to deliver all or any portion of the Property to the Lessee on or before the Lease Commencement Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property from and after the Rent Commencement Date.

3.2  Payment of Basic Rent. Basic Rent shall be paid absolutely net to the
     ---------------------
Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction, whether or not the Lessee's quiet possession of the Property is disturbed.

3.3  Supplemental Rent. The Lessee shall pay to the Lessor or the Person
     -----------------
entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

3.4  Method of Payment. Each payment of Rent shall be made by the Lessee to
     -----------------
the Lessor by 12:00 noon, Chicago time at the place of payment designated by Agent in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day or as otherwise required by the definition of the term "Interest Period" set forth in Appendix 1 hereto. Payments initiated after 12:00 noon, Chicago time shall be deemed received on the next succeeding Business Day for purposes of the second sentence of
Section 3.3 hereof, but shall be deemed received on the same day for purposes of
Section 17.1 hereof.

                                  ARTICLE IV.

4.1  Utility Charges. Subject to the Lessee's rights under the terms of
     ---------------
Article XIII relating to permitted contests, the Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee. All charges for utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between the Lessor and the Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof, except that to the extent the Lessee retains possession of the Property after termination or expiration of this Lease, no such adjustment and proration shall be made.

                                  ARTICLE V.

5.1  Quiet Enjoyment. Subject to the rights of the Lessor contained in
     ---------------
Section 17.2 and the other terms of this Lease and so long as no Lease Event of Default shall have occurred and be continuing, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the applicable Term, free of any claim or other action by the Lessor or anyone rightfully claiming by, through or under the Lessor (other than the Lessee or the Construction Agent) with respect to any matters arising from and after the applicable Lease Commencement Date.

                                  ARTICLE VI.

6.1  Net Lease. This Lease shall constitute a net lease. It is the further
     ---------
express intent of the Lessor and the Lessee that the obligations of the Lessor and the Lessee hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Supplemental Rent, and all other charges and sums payable by the Lessee hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense (other than the defense of payment) with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law and Insurance Requirements, including any inability to occupy or use the Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of, or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, any vendor, manufacturer, contractor of or for the Property, the Agent or any Participant; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease, against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Document and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

6.2  No Termination or Abatement. The Lessee shall remain obligated under
     ---------------------------
this Lease in accordance with its terms and shall not take any action to terminate (except as provided herein), rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, the Agent, any Participant or the Lessee or any action with respect to this Lease or any Operative Document which may be taken by any trustee, receiver or liquidator of the Lessor, the Agent, any Participant or the Lessee or by any court with respect to the Lessor, the Agent or any Participant. The Lessee hereby waives, to the extent permitted by Applicable Law, all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense (other than the defense of payment) with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                 ARTICLE VII.

7.1  Nature of Transaction; Intent of the Parties. (a) It is the intent of
     --------------------------------------------
the parties hereto that: (i) this Lease constitutes an "operating lease" pursuant to Statement of Financial

Accounting Standards No. 13, as amended and interpreted, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. The parties shall take no action inconsistent with such intention. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

          (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws, (i) the transactions evidenced by this Lease shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under this Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value, the Land Residual Value Guarantee Amount or the Improvements Residual Value Guarantee Amount in connection with a purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) this Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents.

          (c)  Specifically, without limiting the generality of subsections (a)
                                                                ---------------
and (b) of this Section 7.1 and Section 7.2, the parties hereto intend and agree
-------         -----------     -----------
that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

          (d) If the transactions evidenced by this Agreement and the other Operative Documents can no longer be treated as an operating lease pursuant to GAAP for accounting purposes, all provisions in the Operative Documents limiting the Lessee's obligation to pay the Asset Termination Value (including the Remarketing Option) on the Expiration Date shall no longer apply. If any such change in accounting treatment shall occur, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect the foregoing.

          (e) In the event that, after the date hereof, the UCC as enacted and in effect in any applicable jurisdiction shall be revised or amended or amendments thereto shall become effective, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect or otherwise address such revisions or amendments.

          (f) Specifically, without limiting the generality of subsection (b) of Section 7.1, in order to secure the Lessee's obligation to pay Basic Rent, Supplemental Rent, Asset Termination Value, the Residual Value Guarantee Amount, the Purchase Option Price, the Partial Purchase Option Price and all other obligations owing by the Lessee under the Operative Documents (the "Obligations"), the Lessee hereby grants, conveys, sells, transfers, assigns and sets over unto Chicago Title Insurance Company, as trustee (as "Trustee") for the benefit of Lessor, WITH POWER OF SALE and right of entry and possession, all of the Lessee's right, title and interest in and to the following (collectively, the "Collateral"):

                (i) all right, title and interest of the Lessee in and to the Property or an part thereof and the reversions, remainders, rents, issues and profits thereof; (ii) all right, title and interest of the Lessee in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures, subsequently acquired by the Lessee or constructed, assembled or placed by Lessee on the Land Interest, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Lessee; (iii) all right, title and interest of the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof and the Equipment; (iv) all right, title and interest of the Lessee in and to all insurance policies (including title insurance policies) required to be maintained by the Lessee pursuant to this Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein; (v) all right, title and interest of the Lessee in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, provided that any such consent, license,
                                --------
           permit, certificate or approval that by its terms or by operation of law would become void, voidable, terminable or revocable or would result in a breach or default thereunder or under any applicable law if subjected to the lien granted pursuant to this clause (v) is expressly excepted and excluded from this clause
                ----------                                              ------
           (v)    to the extent necessary to avoid such result, and (ii) all
           ---
           plans and specifications relating to the Property, in each case to the extent assignable; (vi) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under this Lease or pursuant to any other lease with respect to the Property; (vii) all proceeds, both cash and noncash, of the foregoing and any items acquired in substitution of, or replacement for, any of the foregoing; and (viii) all right, title and interest of the Lessee in and to all of the Operative Documents, including, without limitation, the Lease Supplement and the Equipment Schedules, regardless of whether the interest of the Lessee therein is that of lessee, sublessee, sublessor or borrower.


7.2  UCC Information
     ---------------


     (a) Specifically, without limiting the generality of subsection (b) of

Section 7.1, the Lessor and the Lessee further intend and agree that, for the
-----------
purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code), a fixture filing and a real property mortgage or deed of trust of the Property; (ii) the conveyance provided for in
Article II shall be deemed to be a grant by the Lessee to the Lessor, assigned by the Lessor to the Agent for the benefit of the Participants, of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property to Lessor to secure such loans); (iii) the possession by the Lessor or any of its agents of any notes and such other items of the Collateral as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     (b) For the purposes of the security agreement and financing statement provided herein the following information applies:

        (i) Name and Address of          Asyst Technologies, Inc.
            Debtor:                      48761 Kato Road
                                         Fremont, CA  94538

       (ii)  Name and Address            Lease Plan North America, Inc.
             of Secured Party:           135 South LaSalle Street, Suite 740
                                         Chicago, Illinois  60603

      (iii) Description of the           Those items described as Improvements,
            types (or items)             Fixtures and Equipment and other
            by property covered          personal property in paragraph 7.1(f)
            by this Financing            hereof
            Statement:

       (iv) Description of real          See Exhibit D hereto
            estate to which collateral
            is attached or upon
            which it is located:

                                 ARTICLE VIII.

8.1  Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT
     -------------------------
ALTHOUGH THE LESSOR WILL HOLD FEE TITLE TO THE PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, THE AGENT OR ANY PARTICIPANT AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (INCLUDING BUT NOT LIMITED TO ANY IMPLIED LIABILITY RELATING TO A COVENANT OF QUIET ENJOYMENT, WHICH THE LESSEE HEREBY EXPRESSLY WAIVES), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF, INCLUDING ANY IMPROVEMENTS EXISTING THEREON), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT

TO THE PROPERTY (OR ANY PART THEREOF, INCLUDING ANY IMPROVEMENTS EXISTING THEREON) AND NEITHER THE LESSOR, THE AGENT NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

8.2  Possession and Use of the Property.  The Property shall be used in a
     ----------------------------------
manner consistent with properties of a similar nature in the businesses in which the Lessee is engaged or as permitted in any sublease or assignment allowed by Section 25.1 hereof and in compliance in all respects with any
           ------------
covenants, conditions and restrictions of record and any ordinance or law affecting the use and occupancy of the Property; and provided that such other
                                                     --------
uses do not increase the liability, directly or indirectly, of the Lessor or adversely affect the value, utility or remaining useful life of the Property. Following completion of the Improvements, the Property shall not be abandoned by the Lessee or any permitted assignee or sublessee. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease and the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the property or any part thereof.

                                  ARTICLE IX.


9.1  Compliance with Requirements of Law and Insurance Requirements.  Subject
     --------------------------------------------------------------
to the terms of Article XIII relating to permitted contests, the
                ------------
Lessee, at its sole cost and expense, shall (a) comply with all Requirements of Law and all Insurance Requirements relating to the Property, including the construction, use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXII, whether or not compliance
                                    ------------
therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

                                  ARTICLE X.


10.1  Maintenance and Repair; Return. (a) The Lessee, at its sole cost and
      ------------------------------
expense, shall maintain the Property in good working order, mechanical condition and repair, subject to reasonable wear and tear, and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case in compliance with all applicable Requirements of Law and in compliance with all Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with standard industry practice.

          (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.


          (c) The Lessee shall, upon the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee as provided herein), vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 9.1, 10.1(a),11.1, 12.1, 15.1(e), 15.2, 17.2(h), 22.1 and 23.1.
     ------------  ------- ----  ----  -------  ----  -------  ----     ----

          (d) The Lessee warrants that it shall cause the Improvements to be constructed on the Property to be designed and constructed in a workmanlike manner and all Requirements of Law and in accordance with all Insurance Requirements, prior to the Outside Completion Date (subject to Force Majeure Delays) so that, prior to such date, such Improvements will be fit for their intended purpose.

                                  ARTICLE XI.


11.1  Modifications, Substitutions and Replacement. (a) After Completion of the
      --------------------------------------------
Improvements, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided that: (i) no Modification shall
                -------------    --------
impair the value, utility or remaining useful life of the Property or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner;
(iii) the Lessee shall comply with all Requirements of Law and all Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) subject to the terms of
Article XIII relating to permitted contests, the Lessee shall pay all
------------
costs and expenses and shall discharge (or cause to be insured or bonded over) prior to the levy, foreclosure or other enforcement of any Liens arising with respect to the Modification; and (v) such Modifications shall comply with

Sections 8.2 and 10.1.  All Modifications (other than those that both are not
------------     ----
Modifications required to be made pursuant to a Requirement of Law or an Insurance Requirement ("Required Modification") and are readily removable
                        ---------------------
without impairing the value, utility or remaining useful life of the Property) shall remain part of the realty and shall be subject to this Lease, and title thereto shall immediately vest in the Lessor. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon the Property any trade fixtures, machinery, equipment or other property belonging to the Lessee or third parties and may remove the same at any time during the Term, subject, however, to the terms of Section 10.1(a); provided that such trade
                                  ---------------  --------
fixtures, machinery, equipment or other property do not impair the value, utility or remaining useful life of the Property; provided, further, that the
                                                  --------  -------
Lessee shall keep and maintain at the Property and shall not remove from the Property any Equipment financed or otherwise paid for (directly or indirectly) by the Lessor or any Participant pursuant to the Participation Agreement.

          (b) The Lessee shall deliver to the Lessor and the Agent and each Participant a brief written narrative of the work to be done in connection with any Modification to the Property the cost of which is anticipated to exceed $500,000 in the aggregate.

                                 ARTICLE XII.


12.1  Warranty of Title.  (a) The Lessee agrees that except as otherwise
      -----------------
provided herein and subject to the terms of Article XIII relating to
                                            ------------
permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property (or the Lessor's interest therein) or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Agent pursuant to the Participation Agreement or the other Operative Documents, other than Permitted Exceptions and Lessor Liens.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

12.2  Grants and Releases of Easements. Provided that no Lease Event of Default
      --------------------------------
shall have occurred and be continuing and subject to the provisions of Articles
                                                                       --------
VIII, IX, X and XI, the Lessor hereby consents in each instance to the
----  -- --     --
following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the completion of construction of the Improvements, use, repair, operation or maintenance of the Property as herein provided; (b) the release of easements, licenses, rights-of-way and other rights and privileges in the nature of easements which are for the benefit of the Property;
(c) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and (d) the execution of amendments to any covenants, restrictions, easements, licenses, rights-of-way, and other rights and privileges in the nature of easements affecting the Property provided, however, in each case the Lessee shall have delivered to the
--------  -------
Lessor a Responsible Officer's Certificate stating that (i) such grant or release does not materially impair the value, utility and remaining useful life of the Property, (ii) such grant or release is desirable or reasonably necessary in connection with the completion of construction of the Improvements, use, operation maintenance, alteration or improvement of the Property, (iii) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant or release or transfer, had not been effected, and
(iv) the Lessee shall pay and perform any
obligations of the Lessor under such grant or release, and (v) such easements, rights-of-way and other rights shall be subordinate and subject to the Lien of the Mortgage. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver, any instruments necessary or appropriate to confirm any such grant or release to any Person permitted under this Section
                                                                     -------
12.2.
----
                                 ARTICLE XIII.


13.1  Permitted Contests Other Than in Respect of Indemnities. Except to the
      -------------------------------------------------------
extent otherwise provided for in Section 13 of the Participation Agreement, the Lessee, on its own or on the Lessor's behalf but at the Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Requirement of Law, or utility charges payable pursuant to Section 4.1 or any Lien, attachment,
                            -----------
levy, encumbrance or encroachment, and the Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and
                                    --------
continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Lessor, the Agent and the Participants or the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent; (b) there shall be no risk of the imposition of a Lien as a result of such contest (other than Permitted Exceptions and, in the case of a contest of a Lien, such Lien being contested) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred as a result of such contest; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Lessor, the Agent or any Participant for failure to comply therewith (unless, in the case of civil liability, the Lessee shall have bonded or otherwise secured such amount in a manner satisfactory to the Lessor and the Agent); and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then the Lessee shall deliver to the Lessor a Responsible Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. The Lessor,
                     -----------  ---     ---         ------------
at the Lessee's sole cost and expense, shall cooperate in good faith with the Lessee with respect to any permitted contests conducted by the Lessee pursuant to this Section 13.1 and shall, at the Lessee's sole cost and expense, execute
        ------------
and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by the Lessee, shall join as a party therein at the Lessee's sole cost and expense.

                                 ARTICLE XIV.
14.1  General Liability and Workers' Compensation Insurance.  The Lessee shall
      -----------------------------------------------------
procure and carry commercial general liability insurance, including contractual liability, for claims for injuries or death sustained by persons or damage to property while on the Property and such other general liability coverages as are ordinarily procured by Persons who own or operate similar properties and consistent with prudent business practice, which policies shall include contractual liability endorsements covering the Lessee's indemnification obligations in Section 13.1 of the Participation Agreement. Such insurance shall be on terms and in amounts (which shall be acceptable to the Lessor and in the event of liability insurance shall be maintained at a level set forth on Schedule 14.2) that are no less favorable than insurance
                   -------------
maintained by the Lessee with respect to similar properties that it owns and that are in accordance with prudent business practice and may be provided under blanket policies maintained by or on behalf of the Lessee. The policy shall be endorsed to name the Lessor, the Agent and each Participant as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, the Agent or the Participants may have in force. The Lessee shall, in the construction of the Improvements and the operation of the Property (including in connection with any Modifications thereof) comply with the applicable workers' compensation laws and protect the Lessor, the Agent and the Participants against any liability under such laws.

14.2  Hazard and Other Insurance.  The Lessee shall keep, or cause to be kept,
      --------------------------
the Property insured against loss or damage by fire, flood, earthquake and other risks in an amount not less than the greater of the amount set forth on
Schedule 14.2 and the then current replacement costs of the buildings and
-------------
improvements on the Property and on terms that are no less favorable than insurance covering other similar properties owned or leased by the Lessee or any of its Affiliates and that are in accordance with prudent business practice. The Lessee may provide such coverage under blanket policies maintained by or on behalf of the Lessee; provided, that if the Lessee does not
                                          --------
elect to terminate the Lease pursuant to Article XVI hereof following the
                                         -----------
occurrence of an event covered by any such blanket policy, the proceeds of any such blanket policy shall be applied first, to the exclusion of other facilities covered by such policy other than the Property, to the repair, rebuilding and restoration of any damage to the Property. Prior to the Completion Date, no insurance coverage required under this Section 14.2 shall be subject
                                       ------------
to any deductible.  During the construction of any Improvements the
Lessee shall also maintain builders' risk insurance. Each policy of insurance maintained by the Lessee pursuant to this Section 14.2 shall provide that all
                                          ------------
insurance proceeds in respect of any loss or occurrence shall be paid to and adjusted solely by the Agent (at the expense of the Lessee) during the Construction Period and thereafter, by (and such proceeds shall be paid to) the Lessee, except from and after the date on which the insurer receives written notice from the Lessor or the Agent that a Lease Event of Default exists (and unless and until such insurer receives written notice from the Lessor or the Agent that all Lease Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or the Lessor if the Participation Interests have been fully paid) for application pursuant to Article XV. The costs and expenses of all insurance
                        ----------
required under this Section 14.2 (x) shall be paid by the Lessor (and funded as
                    ------------
an Advance funded by the Participants and capitalized as provided in Section 3.7(e)(i) of the Participation Agreement), if arising prior to the Completion Date, and (y) from and after the Completion Date, shall be at the sole cost and expense of the Lessee.

14.3  Coverage.  (a) The Lessee shall furnish the Lessor and the Agent with
      --------
(i) certificates of insurance on the Land Interest Acquisition Date, (ii) copies of the insurance policies, including required builders risk insurance coverage, on the earlier to occur of (x) the Improvements Closing Date or (y) December 31, 2000 and (iii) certified copies of the insurance policies 90 days thereafter, in each case showing the insurance required under Sections 14.1 and 14.2 to be
                                               -------------     ----
in effectand naming the Lessor, the Agent and each Participant as additional insureds and, with respect to the insurance required under Section 14.2,
                                                           ------------
naming the Agent, for the benefit of the Participants, as loss payees, and showing the mortgagee endorsement required by Section
                                              -------

14.3(c).  Such policies and certificates in respect thereof shall include
-------
a provision for thirty (30) days' advance written notice by the insurer to the Lessor and the Agent in the event of cancellation of or any significant reduction in the coverage provided by such insurance.

          (b) The Lessee agrees that the insurance policy or policies required by Sections 14.1 and 14.2 shall include (i) an appropriate clause pursuant to
   -------------     ----
which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, the Agent and the Participants, and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property, and (ii) a so-called "Waiver of Subrogation Clause". The Lessee hereby waives any and all such rights against the Lessor, the Agent and the Participants to the extent of payments made under such policies.


          (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Key Rating Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A" and a financial rating of at least 13 in Best's Key Rating Guide or be otherwise acceptable to the Lessor and the Agent. All insurance policies required by Section 14.2 shall include a standard form mortgagee
            ------------
endorsement in favor of the Agent.


          (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV except that the Lessor may carry separate liability
           -----------
insurance (at its sole cost) so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this Article XIV to be subject to a coinsurance
                              -----------
exception of any kind.


          (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and, from and after the Completion Date,
                      ------------
Section 14.2, and shall renew or replace each policy prior to the expiration
------------
date thereof. During the Construction Period, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certified copies of the insurance policies required by this Article XIV to be
                                                  -----------
maintained by the Lessee with respect to the Property.  After the
Construction Period, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor and the Agent certificates of insurance with respect to the insurance policies required by this Article XIV to be
                                                   -----------
maintained by the Lessee with respect to the Property.


        (f) The Lessee hereby waives, releases and discharges the Lessor, the Agent and each Participant and their agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article XIV
                                                      -----------
notwithstanding that such loss, claim, expense or damage may have been caused by the Lessor, the Agent or any Participant or any of their agents or employees, and the Lessee agrees to look to the insurance coverage only in the event of such loss.

                                  ARTICLE XV.


15.1 Casualty and Condemnation. (a) Subject to the provisions of Article XIV,
     -------------------------                                   -----------
this Article XV and (in the event the Lessee delivers, or is obligated
     ----------
to deliver, a Termination Notice) Article XVI, and prior to the
                                  -----------
occurrence and continuation of a Lease Event of Default, the Lessee shall be entitled to receive (and the Lessor shall pay over to the Lessee, if received by the Lessor, and hereby irrevocably assigns to the Lessee all of the Lessor's right, title and interest in) any award, compensation or insurance proceeds to which the Lessee or the Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation; provided, however, subject to Article XIV, if a Lease Event of Default
                              -----------
shall have occurred and be continuing or if any such proceeds are received by the Lessee during the Construction Period, such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent, and shall be paid over by the Lessee to the Agent (or, if the Participation
Interests have been fully paid, to the Lessor) and held in accordance with the terms of this paragraph (a). If, contrary to such provision, any such
                  -------------
award, compensation or insurance proceeds are paid to the
Lessor or the Lessee rather than to the Agent, the Lessor and the Lessee, as the case may be, hereby agree to transfer any such payment to the
Agent. All amounts held by the Lessor or the Agent under the preceding sentences on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Agent or turned over to the
Lessor or the Agent (whether arising prior to or after the Completion
Date) shall either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with paragraph (e)
of this Section 15.1, or (ii) applied to the purchase price of
        ------------
the Property on Termination Date resulting from a Casualty or
Condemnation in accordance with paragraph (d) of this Section 15.1 or
                                ------------          ------------
paragraph (a) of Section 16.2, with any Excess Proceeds being payable to
------------     ------------
the Lessee.

          (b) In any proceeding or action under the control of the Lessor or the Agent pursuant to the terms of Section 14.2, the Lessee may
                                        ------------
     participate and shall pay all expenses of such proceeding and its participation. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment under the control of the Lessee. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

          (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Agent promptly after the receipt of such notice.

          (d) In the event of a Casualty or receipt of notice by the Lessee or the Lessor of a Condemnation, the Lessee may deliver to the Lessor and the Agent a Termination Notice with respect to the Property pursuant to Section 16.1. If the Lessee
                                              ------------
     does not deliver a Termination Notice within thirty (30) days after such occurrence, then this Lease shall (subject to the terms and conditions thereof) remain in full force and effect, and the Lessee shall, at the Lessee's sole cost and expense, promptly and diligently restore the Property pursuant to paragraph (e) of this Section 15.1 and otherwise in
                          -------------         ------------
     accordance with this Lease. If the Lessee delivers a Termination Notice within thirty (30) days after such occurrence, a Significant Event shall irrevocably be deemed to have occurred with respect to the Property, and, in such event, this Lease shall terminate and the Lessee shall purchase the Property on the next Payment Date (but in no event to exceed thirty (30) days after such occurrence) (a "Termination Date") pursuant to Article XVI
                                     -----------------              -----------
     hereof.

          (e)  If pursuant to this Section 15.1 this Lease shall continue in
                                   ------------
     full force and effect following a Casualty or Condemnation, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this paragraph, the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation or substitute new Equipment for the affected Equipment in conformity with the requirements of Sections 10.1
                                                               -------------
     and 11.1 using the as-built Plans and Specifications for the Property (as
         ----
     modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and in compliance with all applicable Requirements of Law and all Insurance Requirements) so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation; provided, the
                                                         --------

     substitution of any Equipment for any such affected Equipment shall, at the Lessor's reasonable request, be subject to delivery of an independent third-party appraisal reasonably satisfactory to the Lessor and the Required Participants by an appraiser satisfactory to the Lessor and the Required Participants showing both (i) a current Fair Market Sales Value and (ii) expected Fair Market Sales Value as of the then current
     Expiration Date and the dates on which the potential Renewal Terms would expire, in each case equal to or greater than such values at such dates for the Equipment being replaced. In the event of such restoration, title to the Property shall remain with the Lessor; provided, that (i) title to any
                                                --------
     such substituted equipment shall vest in the Lessor and such equipment shall constitute Equipment thereafter for all purposes of this Lease, and (ii) the Lessor shall assign all of its right, title and interest to the Lessee in any such replaced equipment without representation or warranty of any kind other than that such equipment is free of Lessor Liens and Liens created pursuant to the Operative Documents. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.


            (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1
                                                                  -------------
     affect the Lessee's obligations to pay Rent pursuant to Section
                                                             -------
     3.1 or to perform its obligations and pay any amounts due on the
     ---
     Expiration Date or pursuant to Articles XIX and XX.
                                    ------------     --


          (g) Any Excess Proceeds received by the Lessor or the Agent in respect of a Casualty or Condemnation shall be turned over to the Lessee.

15.2  Environmental Matters.  Promptly upon the Lessee's actual knowledge of
      ---------------------
the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute or could reasonably be expected to constitute an Environmental Violation, the Lessee shall notify the Lessor in writing of such condition. In the event of such Environmental Violation, the Lessee shall, not later than thirty (30) days after the Lessee has actual knowledge of such Environmental Violation, either, if such Environmental Violation is a Significant Event, deliver to the Lessor and the Agent a Responsible Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, or, if such Environmental
                     ------------
Violation is not a Significant Event, at the Lessee's sole cost and expense, promptly and diligently commence any Response Actions necessary to investigate, remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 9.1.  If the Lessee does not
                                -----------
deliver a Termination Notice with respect to the Property pursuant to Section
                                                                      -------
16.1, the Lessee shall, upon completion of Response Actions by the Lessee, cause
----
to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the Response Actions taken by the Lessee (or its agents) for such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date. Nothing in this Article XV shall reduce or limit the Lessee's obligations under
                ----------
Sections 13.1, 13.2 or 13.3 of the Participation Agreement.


15.3  Notice of Environmental Matters.  Promptly, but in any event within
      -------------------------------
thirty (30) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such Material environmental claims as may reasonably be requested by the Lessor and the Agent.


                                 ARTICLE XVI.

16.1  Termination by the Lessee upon Certain Events.  If either: (i) the Lessee
       --------------------------------------------
or the Lessor shall have received notice of a Condemnation, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Condemnation is a Significant Condemnation; or (ii) a Casualty occurs, and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate that such Casualty is a Significant Casualty; or (iii) an Environmental Violation occurs or is discovered and the Lessee shall have delivered to the Lessor a Responsible Officer's Certificate stating that, in the reasonable, good faith judgment of the Lessee, the cost to remediate the same will cause the same to be a Significant Event, or (iv) if the Lessee shall not have delivered a Termination Notice with respect to such Environmental Violation described in clause (iii) but the requirements of Section 16.3 are met with
                                     ------------
respect to such Environmental Violation; then, the (A) the Lessee shall, simultaneously with the delivery of the Responsible Officer's Certificate pursuant to the preceding clause (i), (ii) or (iii) deliver a
                          ----------  ----    -----
written notice in the form described in Section 16.2(a) (a "Termination
                                        ------------        -----------
Notice"), or (B) if clause (iv) is applicable, the Lessor may deliver a
------
Termination Notice pursuant to Section 16.3.
                               ------------

16.2  Procedure.  (a) A Termination Notice shall contain: (i) notice of
      ---------
termination of this Lease with respect to the Property or the affected portion thereof on a date that is no later than thirty (30) days after the occurrence of the applicable event described in clause (i), (ii) or (iii) of Section 16.1
                                                                  ------------
Termination Date"), such termination to be effective upon the Lessee's payment
----------------
of the Asset Termination Value (or portion thereof representing the Property Cost of the affected portion of the Property); and (ii) a binding and irrevocable agreement of the Lessee to pay the Asset Termination Value and purchase the Property on the Termination Date.

          (b) On the Termination Date, the Lessee shall pay to the Lessor the Asset Termination Value (or such portion thereof, as applicable), plus all other amounts owing in respect of Rent for the Property (including Supplemental Rent) theretofore accruing, and the Lessor shall convey the Lessor's interest in the Property or such portion thereof to the Lessee (or the Lessee's designee) all in accordance with Section 19.1 and, to the
                                                   -------------
     extent applicable, Section 19.2, as well as any Net Proceeds
                        ------------
     with respect to the Casualty or Condemnation giving rise to the termination of this Lease with respect to the Property theretofore received by the Lessor.

16.3  Purchase of Property.  Upon receipt of any notice pursuant to Section 15.2
      --------------------                                          -----------
or 15.3, the Lessor or the Required Participants, at the Lessee's expense,
   ----
shall have the right to select an independent environmental consultant acceptable to the Lessee, which acceptance shall not be unreasonably withheld or delayed, to determine the estimated cost of conducting any clean-up or remediation required as a result of the Environmental Violation disclosed in such notice. If such independent environmental consultant determines that the cost of any such clean-up or remediation would exceed thirty percent (30%) of the original Property Cost, the Lessor shall, at the direction of the Required Participants, by written notice require the Lessee to purchase, or arrange for an Affiliate or other third party to purchase, the Property on the Expiration Date by delivering a Termination Notice following the requirements of Section
                                                                      -------
16.2 hereof.
----

                                 ARTICLE XVII.

17.1 Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of
                                                         --------------
Default":
-------


          (a) the Lessee shall fail to make payment of (i) any Basic Rent (other than a payment of Basic Rent due on the Expiration Date or Termination
     Date) within five (5) Business Days after the same has become due and payable or (ii) Basic Rent, Purchase Option Price, Asset Termination Value, or Residual Value Guarantee Amount or other amounts due on the Expiration Date or the Termination Date, including, without limitation, amounts due pursuant to Sections 16.2, 16.3, 17.2(h), 20.2, 20.3 or 22.1, after the
                 -------------  ----  -------  ----  ----    ----
     same has become due and payable;

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section)
                                                  ------
     due and payable within five (5) Business Days after the same has become due and payable;


          (c) the Lessee shall fail to maintain insurance as required by Article
                                                                         -------
     XIV of this Lease;
     ---
          (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease, the Participation Agreement or any other Operative Document to which it is a party other than those described in Section 17.1(a), (b), (c), (p), or (q) hereof, or any
                  ---------------  ---  ---  ---     ---
     representation or warranty set forth in this Lease or in any other Operative Document or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any Material way, and, if such failure to perform or misrepresentation or breach of warranty is other than with respect to a covenant or agreement contained in Section 10.1(b) of the Participation
                                        ------------
     Agreement, such failure or misrepresentation or breach of warranty shall remain uncured for a period of 30 days after the earlier of
     (i) the date upon which an executive officer of the Lessee has actual knowledge thereof and (ii) the date upon which the Agent or the Lessor gives notice to the Lessee thereof;

          (e) the Lessee or any of its Subsidiaries shall fail to make any payment when due on account of any Indebtedness of such Person (other than Indebtedness referred to in clauses (a) and (b) of this Section 17.1) and
                                 -----------     ---
     such failure shall continue beyond any grace period provided with respect thereto, if the amount of such Indebtedness exceeds $5,000,000 or the effect of such failure is the cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than Indebtedness referred to in clauses (a) and (b) of this Section 17.1) in an
                                 -----------     ---
     aggregate amount exceeding $5,000,000 to become due or (ii)
     Lessee or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than Indebtedness referred to in clauses (a) and (b) of this Section 17.1)
                                 -----------     ---         ------------
     and such failure shall continue beyond any grace period provided with respect thereto, or any other event shall occur or condition shall exist and any grace period provided with respect thereto shall have expired, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, after expiration of any such grace period, Indebtedness of Lessee and its Subsidiaries (other than Indebtedness referred to in clauses (a) and (b) of this
                                 -----------    ----
     Section 17.1) in an aggregate amount exceeding $5,000,000 to become due
     -------------
     prior to its stated term (and/or to be secured by cash collateral);

          (f) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Lessee or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Lessee or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Lessee or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Lessee or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Lessee or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for sixty (60) days
                                 -----------
unless dismissed, bonded or discharged;

        (g) (i) the Lessee or any of its Subsidiaries shall (i) have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Lessee or any of its Subsidiaries shall make any assignment for the benefit of creditors; (ii) be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; (iii) be dissolved or liquidated in full or in part; (iv) become insolvent (as such term may be defined or interpreted under any applicable statute); or (v) the Board of Directors of the Lessee or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in
Section 17.1(f);
---------------

        (h) (i) one or more judgments, orders, decrees or arbitration awards requiring Lessee and/or its Subsidiaries to pay an aggregate amount of $2,500,000 or more (exclusive of amounts covered by insurance issued by an insurer which is a solvent and unaffiliated insurance company and otherwise satisfying the requirements set forth in Section 14.3(c)) shall be rendered against Lessee and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of thirty (30) consecutive days after the issue of levy; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the Property of Lessee or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar process which, alone or in the aggregate, are reasonable likely to have a Material Adverse Effect are rendered, issued or levied;

        (i) any Operative Document or any material term thereof shall cease to be, or be asserted by the Lessee or any of its Subsidiaries not to be, a legal, valid and binding obligation of the Lessee or any of its Subsidiaries enforceable in accordance with its terms;

        (j) any ERISA Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plant;

        (k)  a Change of Control shall occur;

        (l) a Construction Agency Agreement Event of Default shall have occurred and be continuing;

        (m) the Lessee shall have abandoned or constructively abandoned all or any material portion of the Property for a period of 60 consecutive days which results in the Property not being properly maintained in accordance with the terms of this Lease;

        (n) the Lessee shall have elected to or be required to purchase the Property pursuant to Sections 16.2 or 16.3 hereof and such purchase shall not
                     ---------------------
have been consummated on the Termination Date pursuant to either such Section;

        (o) the occurrence and continuance of any event, condition or other circumstance that materially impairs the value or condition of the Property or the Lessor's interest therein or title thereto;

        (p) in the event the Lessee is not purchasing the Property upon the Expiration Date or earlier termination of this Lease, failure to comply with the return conditions set forth in Sections 19.1(b) and 22.3 hereof; or
                               ----------------     ----

        (q) any event(s) or condition(s) which is (are) reasonably likely to have a Material Adverse Effect shall occur and be continuing or exist.

   7.2  Lease Remedies.  Upon the occurrence of any Lease Event of Default and
        --------------
at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Property as set forth in Section 20.3):
   -------------

        (a) The Lessor may, by notice to the Lessee, terminate the Commitments and rescind or terminate this Lease as to all or any portion of the Property as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

        (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and X hereof as if the Property were
                          -------------  --     -
being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Agent or the Participants in connection with any reletting, including, without limitation, brokers' fees and all costs of any alterations or repairs made by the Lessor;

        (c) The Lessor may (i) sell all or any part of the Property at public or private sale, as the Lessor may determine, pursuant to such notices and procedures as may be required by Applicable Law, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights
            -----------
thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (subject to Section
                                                                  -------
17.2(h)) (A) the excess, if any, of (1) the Asset Termination Value calculated
-------
as of such Payment Date (including all Rent due and unpaid to and including such Payment Date) less the aggregate amount the Cash Collateral, if any, permitted to be retained by the Lessor, the Agent or the Participants, over (2) the net proceeds of such sale, if any (that is, after deducting all costs and expenses incurred by the Lessor, the Agent and the Participants incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair or alteration costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment; provided, that the Lessor shall deliver
                                        --------
all proceeds from the sale of the Property and other amounts received hereunder to the Agent for application as provided in Sections 3.14 and 3.17 of the Participation Agreement.

        (d)  [Reserved]

        (e) Unless the Property has been sold in its entirety, the Lessor may, subject to Section 17.2(i), whether or not the Lessor shall have exercised or
           ---------------
shall thereafter at any time exercise any of its rights under paragraph (b), (c)
                                                              -------------  ---
or (d) of this Section 17.2 with respect to the Property or portions thereof,
   ---
demand, by written notice to the Lessee specifying a date (a "Termination Date")
                                                              ----------------
not earlier than 10 days after the date of such notice, that the Lessee purchase, on such Termination Date, the Property (or the remaining portion thereof) in accordance with the provisions of Article XIX and Section 20.3;
                                              -----------     ------------

        (f) The Lessor may exercise any other right or remedy that may be available to it under the Operative Documents or otherwise under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

        (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease;

        (h) Notwithstanding anything contained in this Lease to the contrary, in the event that the Lease Event of Default resulting in the exercise of remedies by the Lessor hereunder is solely a Lease Event of Default described in
Section 17.1(l) occurring during the Construction Period, the Lessee shall, at
---------------
the request of the Lessor, (i)(A) return the Property to the Lessor or a Person designated by the Lessor on a date specified by the Lessor (which date shall constitute the Expiration Date) and/or (B) remarket the Property for the Lessor as the Lessor's agent subject to the Lessor's direction and, in each case, comply with Section 19.1(b) and, to the extent applicable, Section 19.2, and
            ---------------                                ------------
(ii) pay to the Lessor (A) the maximum Residual Value Guarantee Amount on the date that is ten (10) days after the date the Lessor furnishes the Lessee with notice that it will require the Lessee to return or remarket the Property, provided that the Lessor may recover from the Lessee, and the Lessee shall be
--------
obligated to pay to the Lessor the Asset Termination Value as of such date (notwithstanding the limitation to maximum Residual Value Guarantee Amount contained in clause (A) above) if a Lease Event of Default under Section 17.1(f)
                                                                 ---------------
or (g) shall have occurred or if the Lease Event of Default described in Section
   ---                                                                   -------
17.1(l) arose out of a Fully Indemnifiable Event or constituted an Environmental
-------
Obligation. If the Lessee has paid the Residual Value Guarantee Amount as required herein, proceeds from a sale of the Property pursuant to this Section
                                                                       -------
17.2(h) or, if not sold as provided in this Section 17.2(h), from a sale of the
-------                                     ---------------
Property occurring thereafter, shall be distributed as provided in Section 3.14 of the Participation Agreement.


        (i) Notwithstanding anything contained in this Lease to the contrary, in the event that the Lease Event of Default resulting in the exercise of remedies by the Lessor hereunder is solely a Lease Event of Default described in
Section 17.1(q) the Lessee shall have the option or, if the Lessor terminates
---------------
this Lease, the Lessee shall be required to elect to (i) remarket the Property for 180 days after the occurrence of such Event of Default in accordance with
Article XXII hereof (which period shall constitute the Marketing Period), with
------------
the purchase of the Property to be consummated no later than the date that is 180 days following the occurrence of such Lease Event of Default (which date shall constitute the Expiration Date if such option is exercised or required to be exercised), or (ii) exercise its Purchase Option under Section 20.1 hereof,
                                                          ------------
with the purchase of the Property by the Lessee to be consummated, and the other payments required thereunder to be made to the Lessor, on the next Payment Date following the occurrence of such Lease Event of Default (which date shall constitute the Expiration Date if such option is exercised). The Lessee shall notify the Lessor within ten (10)
days after the occurrence of such Lease Event of Default which option it is exercising. If the Lessee elects to remarket the Property the Lessee shall pay to the Lessor (i) the maximum Land Interest Residual Value Guarantee Amount and Improvements Residual Value Guarantee Amount on the date the Lessee furnishes such notice of exercise of the Remarketing Option (or, if the Lessor elects, on the date that is ten (10) days after the Lessor furnishes the Lessee notice that it will require the Lessee to remarket or purchase the Property), (ii) all breakage costs incurred by the Participants for the duration of all then current Interest Periods under the Participation Agreement with respect to the amount so paid following notices thereof by the Agent, (iii) Basic Rent when due with respect to the unpaid portion of the Asset Termination Value for the duration of the 180 day Marketing Period and (iv) the other payments required under Section
                                                                        -------
22.1 when required thereunder and no later than the Expiration Date.
----

        (j) In addition to the other rights and remedies set forth herein, the Lessor shall have the right to continue this Lease in effect and, as permitted by Section 1951.4 of the California Civil Code, to enforce, by suit or otherwise, all covenants and conditions hereof to be performed or complied with by the Lessee and exercise all of the Lessor's rights and remedies under this Lease, including, without limitation, the right to recover Basic Rent and Supplemental Rent from the Lessee as it becomes due under this Lease, even though the Lessee shall have breached this Lease and abandoned the Property. Acts of maintenance or preservation, or efforts by the Lessor or on the Lessor's behalf to relet the Property, or the appointment of a receiver upon the initiative of the Lessor to protect the Lessor's interest under this Lease shall not constitute a termination of the Lessee's right to possession of the Property; provided, however, that the foregoing enumeration shall not be construed as in any way limiting the actions the Lessor may take without terminating the Lessee's right to possession. In furtherance of the rights hereby granted to the Lessor, and to the extent, permitted by law, the Lessee hereby appoints the Lessor its agent and attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, with power of substitution, to enter the Property upon a Lease Event of Default hereunder and remove therefrom all persons and property (with the right to store such property on the Property in a public warehouse or elsewhere at the cost and risk and for the account of the Lessee) and to alter the Property in such manner as the Lessor may deem necessary or advisable so as to put the Property in good order and to make the same rentable and from time to time and sublet the Property or any part thereof for such term or terms whether or not extending beyond the then current term of this Lease (but such sublease may provide for a new and successive lease to commence immediately upon the termination of this Lease), at such rentals and upon such other terms as the Lessor in its sole discretion may deem advisable, and with the right to make alterations and repairs to the Property; and the Lessee agrees to pay to the Lessor on demand all reasonable expenses incurred by the Lessor in such subletting, and in altering, repairing and putting the Property in good order and condition, and in reletting the same, including fees of attorneys and architects, and all other reasonable expenses or commissions. The Lessor shall be the Lessee's agent and representative on the Property in respect of all matters arising under or in connection with any such sublease made for the Lessee by the Lessor. Under each such sublease, the Lessee shall retain the right to enter upon and use the Property, subject to the terms and conditions of such sublease and the rights of the sublessee thereunder. The Lessee further agrees to pay to the Lessor, following the date of such subletting, to and including the date provided in this Lease for the expiration of the Term, the sums of money which would have been payable by the Lessee as Basic Rent and Supplemental Rent, deducting only the net amount of rent, if any, which the Lessor shall actually receive (after deducting from the gross receipts the expenses, costs and payments of the Lessor which in accordance with the terms of this Lease would have been borne by the Lessee) in the meantime from and by any such subletting of the Property, and the Lessee hereby agrees to remain liable for all sums otherwise payable by the Lessee under this Lease, including, but not limited to, the expenses of the Lessor aforesaid, as well as for any deficiency aforesaid. The Lessor shall have the right from time to time to begin and maintain successive actions or other legal proceedings against the Lessee for the recovery of such deficiency, expenses or damages or for a sum equal to any installments of Basic Rent or Supplemental Rent and other sums payable hereunder, and to recover the same upon the liability of the Lessee herein provided, which liability it is expressly covenanted shall survive the commencement or determination of any action to secure possession of the Property. Nothing herein contained shall be deemed to require the Lessor to wait to begin such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Lease Event of Default. Notwithstanding any such subletting without termination, pursuant to the terms hereof, the Lessor shall retain the right to and may at any time thereafter elect to terminate this Lease or the Lessee's right to possession of the Property for any previous breach which remains uncured or for any subsequent breach by giving the Lessee written notice thereof as herein provided, and in such event the Lessee shall forfeit any rights or interest under any such sublease and thereafter the obligations of any such sublessee shall run directly to the Lessor for its own account. Upon application by the Lessor, a receiver may be appointed to take possession of the Property, exercise all rights granted to the Lessor as agent and attorney-in-fact for the Lessee set forth in this
Section 17.2(h) and apply any rentals collected from the Property as hereinabove provided. No taking of possession of the Property or other act by the Lessor as the agent and attorney-in-fact for the Lessee pursuant to the foregoing provisions, nor any subletting by the Lessor for the Lessee pursuant to the foregoing provisions, nor any such appointment of a receiver shall constitute or be construed as an election by the Lessor to terminate this Lease or the Lessee's right to possession of the Property unless a written notice of such intention be given to the Lessee.

  17.3  Waiver of Certain Rights. If this Lease shall be terminated pursuant to
        ------------------------
Section 17.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVII.
                                           ------------

  17.4  Loan Remedies. If the transaction evidenced by this Agreement and the
        -------------
other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, the Lessor and the Trustee may with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Section 17.2:
                                       ------------

        (a)  Acceleration of Obligations. The Lessor may, by written notice to
             ---------------------------
the Lessee, terminate this Lease and declare all unpaid Obligations due and payable. On such termination date (which shall then be the Expiration Date), the Lessee shall pay the Asset Termination Value (subject to Section 17.2(h) and (i)), all unpaid
                                        ---------------     ---
Basic Rent accrued through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by the Lessee on the Expiration Date pursuant to this Lease and the other Operative Documents.

        (b)  Uniform Commercial Code Remedies. The Lessor may exercise any or
             --------------------------------
all of the remedies granted to a secured party under the California Uniform Commercial Code.

        (c)  Judicial Foreclosure. The Lessor may bring an action in any court
             --------------------
of competent jurisdiction to foreclose the security interest in the Property granted to the Lessor by this Lease or any of the other Operative Documents. Further, Lessor and/or the Trustee may bring an action or actions in a court of competent jurisdiction to foreclose this instrument as a mortgage and to obtain specific enforcement of the covenants of the Lessee hereunder, and the Lessee agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought hereunder the Lessee waives the defense of laches and any applicable statute of limitations.

        (d)  Power of Sale. The Lessor may cause some or all of the Property
             -------------
including any Collateral constituting personal property, including the Cash Collateral ("Personal Property Collateral"), to be sold or otherwise disposed of
             ----------------------------
in any combination and in any manner permitted by Applicable Law.

             (i)  Sales of Personal Property. The Lessor may dispose of any
                  --------------------------
        Personal Property Collateral separately from the sale of the Collateral constituting real property ("Real Property Collateral"), in any manner
                                     ------------------------
        permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, the Lessee agrees that the following procedures constitute a commercially reasonable sale:

                  (A) The Lessor shall mail written notice of the sale to the Lessee not later than thirty (30) days prior to such sale.

                  (B) Once per week during the three (3) weeks immediately preceding such sale, the Lessor will publish notice of the sale in a local daily newspaper of general circulation.

                  (C) Upon receipt of any written request, the Lessor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                  (D) Notwithstanding, the Lessor shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                  (E) If the Lessor so requests, the Lessee shall assemble all of the Personal Property Collateral and make it available to the Lessor at the site of the Land Interest. Regardless of any provision of this Agreement or any other Operative Document, the Lessor shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Obligation, unless the Lessor has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code Section 9505.

        The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

             (ii) Lessor's Sales of Real Property or Mixed Collateral. The
                  ---------------------------------------------------
        Lessor may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by Applicable Law, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code (S)(S)2924 et seq. In its discretion, the Lessor may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) of the California Uniform Commercial Code. The Lessee agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this Power of Sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code Section 9501(4), will sometimes be referred to as a "Lessor's Sale"
              -------------

                  (A) Before any Lessor's Sale, the Lessor shall give such notice of default and election to sell as may then be required by Applicable Law.

                  (B) When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, the Lessor shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                  (C) Neither the Lessor nor the Agent shall have any obligation to make demand on the Lessee before any Lessor's Sale.

                  (D) From time to time in accordance with then Applicable Law, the Lessor may postpone any Lessor's Sale by public announcement at the time and place noticed for that sale.

                  (E) At any Lessor's Sale, the Lessor shall sell to the highest bidder at public auction for cash in lawful money of the United States.

                  (F) The Lessor shall execute and deliver to the purchaser(s) a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Lessor's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

                  (e)  Foreclosure Sales.
                       -----------------

                       (i)  Single or Multiple. If the Property consists of more
                            ------------------
                  than one lot, parcel or item of property, Lessor may:

                           (A) Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                           (B) Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted in
                       Section 17.4(d), or in connection with judicial
                       ---------------
                       proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner the Lessor may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale," any two or more, "Foreclosure Sales").

                  If the Lessor chooses to have more than one Foreclosure Sale, the Lessor at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to the Lessor in the Property by this Lease or any part of the Property which has not been sold, until all of the Obligations have been paid in full.

                       (ii) Credit Bids. At any Foreclosure Sale, any Person,
                            -----------
                  including the Lessor or any Participant, may bid for and acquire the Property or any part of it to the extent permitted by Applicable Law. Instead of paying cash for the Property, the Lessor may settle for the purchase price by crediting the sales price of the Property against the Obligations in any order and proportions as the Lessor in its sole discretion may choose.

                  (f)  Additional Rights and Remedies.
                       ------------------------------

                      (i) In addition to and without limitation of the rights and remedies otherwise provided in this Section 17.4, Lessor or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of and contract to dispose of the Property or any part thereof; negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Property necessary, in Lessor's judgment, to protect or enhance the security hereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Lessee's obligations hereunder and under the Operative Documents. All sums realized by the Lessor under this Section 17.4(f)(i), less all costs and expenses incurred by it under this Section 17.4(f)(i), including attorneys' fees, and less such sums as the Lessor deems appropriate as a reserve to meet future expenses under this Section 17.4(f)(i), shall be applied to any Obligations secured hereby in such order as the Lessor shall determine. Neither application of said sums to said indebtedness nor any other action taken by the Lessor under this Section 17.4(f)(i) shall cure or waive any Event of Default or notice of default hereunder or nullify the effect of any such notice of default. The Lessor, or any employee or agent of the Lessor, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the indebtedness secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (iii) the filing of a notice of default;

                      (ii) Lessor shall have the power and authority to execute
                  a written notice of such Event of Default and, at its election, cause the Property to be sold to satisfy the Obligations secured hereby. The Lessor shall give and record such notice as the law then requires as a condition precedent to a nonjudicial foreclosure sale. When the minimum period of time required by law after such notice has elapsed, the Lessor, without notice to or demand upon Lessee except as otherwise required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale and in such order as it or the Lessor may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale (the Obligations hereby secured being the equivalent of cash for purposes of said sale). If the Property consists of several lots, parcels, or items of property, the Lessor may: (i) designate the order in which such lots, parcels, or items of property shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner the Lessor deems in its best interest. The Lessee shall have no right to direct the order in which the Property is sold. The Lessor may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. The Lessor shall deliver to the purchaser at such sale a deed or other appropriate transfer instrument conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including the Lessor or the Lessee may purchase at such sale.

                  In connection with any sale or sales hereunder, the Lessor may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any matter permitted by the California Uniform Commercial Code.

                  After deducting all costs, fees and expenses of the Lessor and of this trust, including all costs of evidence of title and attorneys' fees in connection with sale, the Lessor shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid; the payment of all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto;

                      (iii) Lessor shall have the power and authority to resort to and realize upon the Property and any other security now or hereafter held by the Lessor in such order and manner as the Lessor and the Trustee may, in their sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

  17.5  Remedies Cumulative. The remedies herein provided shall be cumulative
        -------------------
and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including, without limitation, any mortgage foreclosure remedies.

  17.6  The Lessee's Right to Cure. Notwithstanding any provision contained in
        --------------------------
the Lease or any other Operative Document, if a Lease Event of Default has occurred and is continuing, the Lessee shall have the right to cure such Lease Event of Default by (a) exercising its Purchase Option at any time prior to the earlier of (i) the termination of the Lessee's possessory interest in the Property, and (ii) the thirty day period following the occurrence of a Lease Event of Default, and (b) purchasing the Property in accordance with Section
                                                                     -------
20.1 at any time prior to such time as a foreclosure upon or sale of the
----
Property has been completed.

                                ARTICLE XVIII.

  18.1  The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor,
        ------------------------------------------------------
without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIV (subject to the limitations set forth in Section 24.1), and may, to
                                                     ------------
the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the

Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand (subject to the limitations set forth in Section 24.1), as Supplemental
                                                ------------
Rent.

                                 ARTICLE XIX.

  19.1  Provisions Relating to the Lessee's Termination of this Lease or
        ----------------------------------------------------------------
Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and
-----------------------------------------------------------------------------
Conveyance Upon Certain Other Events. (a) In connection with any termination of
------------------------------------
this Lease pursuant to the terms of Section 16.1, 16.2 or 16.3 (if the Lessee is obligated to purchase the Property), or in connection with the Lessee's exercise of its Purchase Option, Partial Purchase Option or Expiration Date Purchase Obligation, upon the date on which this Lease is to terminate or upon the Expiration Date, and upon tender by the Lessee of the amounts set forth in Sections 16.2(b), 20.1, 20.2 or 20.3, as applicable, the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense an assignment or transfer without recourse of the Lessor's right, title and interest in the Property (which shall include a release, quitclaim and assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the Property or such portion thereof not previously received by the Lessor), subject to the Permitted Exceptions (other than Lessor Liens and, so long as all amounts required to be paid upon such termination or exercise have been paid and discharged in full, free of all Liens created by the Operative Documents) and any encumbrance caused by the fault, neglect or intention of the Lessee, in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to the Lessor. The Improvements and the Equipment shall be conveyed to the Lessee "AS IS" and in their then present condition of title and physical condition free of any Lessor Liens and, so long as all amounts required to be paid upon such termination or exercise have been paid and discharged in full, free of all Liens created by the Operative Documents.


        (b) If the Lessee properly exercises the Remarketing Option or is required to remarket the Property or return the Property to the Lessor pursuant to Section 17.2(h) or Section 17.2(i), then the Lessee shall, on
                 ---------------    ---------------
     the Expiration Date, and at its own cost, transfer possession of the Property (or remaining portion thereof) to the Lessor or the independent purchaser thereof, as the case may be, by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, in compliance with Applicable Law, and in "broom-swept clean" condition. The Lessee shall cooperate reasonably with the Lessor and the independent purchaser of the Property (or remaining portion thereof) in order to facilitate the purchase by such purchaser of the Property (or remaining portion thereof) which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date: providing all books and records regarding the maintenance and ownership of the Property (or remaining portion thereof) and all know-how, data and technical information relating thereto, providing a current copy of the "as built" Plans and Specifications for the Property, granting or assigning (to the extent assignable) all existing licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action and complying with the provisions of Section 22.3 hereof. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XX.

  20.1  Purchase Option.  (a)  Without limitation of the Lessee's purchase
        ---------------
obligation pursuant to Sections 20.2 or 20.3, unless the Lessee shall have given
                       -------------    ----
notice of its intention to exercise the Remarketing Option and the Lessor shall have entered into a binding contract to sell the Property, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice (each, a "Purchase Notice") of the Lessee's election to exercise such option) to
 ---------------
purchase, or to designate a third party to purchase, (i) all of the Property (the "Purchase Option") or (ii) that portion of the Land Interest equal to
      ---------------
approximately eight acres and identified on Exhibit D (the "Partial Purchase
                                                            ----------------
Option") provided that Lessee shall have delivered to Lessor with the Purchase
------
Notice a satisfactory appraisal of the Fair Market Sales Value of the rest of the Property as of the purchase date and the Expiration Date, reflecting that
(i) the Fair Market Sales Value of the Property is not less than the remaining unpaid Asset Termination Value as of such date and (ii) the Fair Market Sales Value of the Property as built in accordance with the Plans and Specifications on the Outside Completion Date and as of the Expiration Date shall not be less than the aggregate Asset Termination Value on such dates. The purchase price in respect of the entire Property (the "Purchase Option Price") shall be equal to
                                     ---------------------
the Asset Termination Value or, with respect to such portion of the Property (the "Partial Purchase Option Price"), a price of $13.50 per square foot, plus interest at the rate of 10% per annum from the Closing Date through the closing on that portion of the Property subject to the Partial Purchase Option, all as specified in the Assignment Agreement, plus in each case all other amounts owing in respect of Rent (including Supplemental Rent) theretofore accruing (offsetting against such amount the aggregate amount or such proportionate amount of the Cash Collateral, if any). The Lessee shall deliver the Purchase Notice to the Lessor not less than thirty (30) days prior to the purchase date. If the Lessee exercises its Purchase Option or Partial Purchase Option, pursuant to this Section 20.1, the Lessor shall transfer,free and clear of Lessor Liens
        ------------
and Liens under the Operative Documents, to the Lessee or the Lessee's designee, all of the Lessor's right, title and interest in and to all or the applicable portion of the Property, as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price or Partial Purchase Option Price, as the case may be, and (without duplication) all Rent and all other amounts then due and payable under this Lease and any other Operative Document, in accordance with Section 19.l(a). In the event of an exercise of the Partial Purchase
     ---------------
Option, Lessee or the third party acquiring such property shall grant any easements reasonably determined to be necessary by Lessor for the benefit of the remaining Property and the parties will enter into such amendments to the Operative Documents, and Lessee shall cause any such amendments to be filed, all as reasonably required by Lessor so as to preserve the Participants' interests in the retained Property.

  20.2  Expiration Date Purchase Obligation. Unless (a) the Lessee shall have
        -----------------------------------
properly exercised the Purchase Option pursuant to Section 20.1 and purchased
                                                   ------------
the Property pursuant thereto, (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses (a)
                                                                     -----------
through (j) of Section 22.1 hereof, or (c) the Lessee
        ---    ------------
shall have properly exercised the Renewal Option pursuant to Section 21.1 and
                                                             ------------
the terms and conditions of a Renewal Term shall have been agreed upon pursuant to such Section, then, subject to the terms, conditions and provisions set forth in this Section 20.2, and in accordance with the terms of Section 19.1(a) and,
        ------------                                      ---------------
to the extent applicable, Section 19.2(c), the Lessee shall purchase from the
                          ---------------
Lessor, and the Lessor shall assign and convey to the Lessee without recourse, on the Expiration Date of the Term (as such Term may be renewed pursuant to
Section 21.1) all of the Lessor's right, title and interest in the Property for
------------
an amount equal to the Asset Termination Value (the "Expiration Date Purchase
                                                     ------------------------
Obligation"). The Lessee may designate, in a notice given to the Lessor not less
----------
than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided,
                                                                     --------
however, that such designation of a transferee or transferees shall not cause
-------
the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor an amount equal to the Asset Termination Value that was not fully and finally paid by such designee on such Expiration Date.

  20.3  Acceleration of Purchase Obligation. (a) The Lessee shall be obligated
        -----------------------------------
to purchase for an amount equal to the Asset Termination Value the Lessor's interest in the Property (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 20.1) (i) automatically and without notice
                            ------------
upon the occurrence of any Lease Event of Default specified in clause (f) or (g)
                                                               ----------    ---
of Section 17.1, and (ii) as provided for at Section 17.2(e) immediately upon
   ------------                              ---------------
written demand of the Lessor upon the occurrence of any other Lease Event of Default (except as provided in Section 17.2(h) or 17.2(i)).
                               ---------------------------

        (b) The Lessee shall be obligated to purchase for an amount equal to the Asset Termination Value (plus all other amounts (without duplication) owing in respect of Rent (including Supplemental Rent) theretofore accruing) (offsetting against such amount the aggregate amount of the Cash Collateral, if any, permitted to be retained by the Lessor, the Agent and the Participants) immediately upon written demand of the Lessor the Lessor's interest in the Property at any time during the Term when the Lessor ceases to have title as contemplated by Section 12.1.
                ------------

                                 ARTICLE XXI.

  21.1  Renewal.  (a)  Subject to the conditions set forth herein, the Lessee
        -------
shall have the option (the "Renewal Option") by written request (the "Renewal
                            --------------                            -------
Request") to the Lessor and the Agent (which request the Agent shall promptly
-------
forward to each Participant) given not later than 180 days prior to the Initial Expiration, to renew the Term for an additional one-year period commencing on the date following the Expiration Date then in effect. No later than the date (the "Renewal Response Date") which is ninety (90) days after such request has been delivered to each of the Lessor and the Agent, the Lessor will notify the Lessee in writing (with a copy to Agent) whether or not it consents to such Renewal Request (which consent may be granted or denied in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by the Lessor including without limitation a satisfactory appraisal of the Property), provided that if the Lessor shall fail to notify the Lessee on or prior to the Renewal Response Date, it shall be deemed to have denied such Renewal Request. If the Lessor shall have consented to the Renewal Request, the Renewal Term contemplated by such request shall become effective as of the Expiration Date then in effect after the Lessor has consented to such Renewal Request (each an "Extension Effective Date"); provided that such renewal shall
                  ------------------------
be subject to and conditioned upon the following:

                  (A) on both the Extension Effective Date and the date of the Renewal Request, (i) no Lease Default or Lease Event of Default shall have occurred and be continuing, and (ii) the Lessor and the Agent shall have received a Responsible Officer's Certificate of the Lessee as to the matters set forth in clause (i) above,
                                                       ----------

                  (B) the Lessee shall not have exercised the Remarketing Option, and

                  (C) the Participants shall have agreed to extend the Maturity Date contemporaneously therewith pursuant to Section 3.6 of the Participation Agreement such that the Renewal Term will expire on the same date as the extended Maturity Date.

        (b) Any Renewal Term of this Lease shall be on the same terms and conditions as are set forth in this Lease for the original Term, with such modifications thereto, if any, as the parties hereto and to the other Operative Documents may negotiate based upon the current credit information regarding the Lessee, interest rates and such other factors as the Lessor may consider relevant. No more than two Renewal Terms shall be permitted hereunder.

                                 ARTICLE XXII.

  22.1  Option to Remarket. Subject to the fulfillment of each of the conditions
        ------------------
set forth in this Section 22.1, the Lessee shall have the option (the
                  ------------
"Remarketing Option") to market for the Lessor and complete the sale of all, but
 ------------------
not less than all, of the Lessor's interest in the Property on the Expiration Date for the Lessor.

  The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

        (a) Not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable (except by delivery of a Purchase Notice and consummation of the exercise of the Purchase Option prior to the earlier of (i) the Expiration Date or (ii) the date on which the Lessor enters into a binding contract to sell the Property pursuant to the exercise of the Remarketing Option).

        (b) The Lessee shall deliver to the Lessor an Environmental Audit of the Property together with its notice of exercise of the Remarketing Option. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If such Environmental Audit indicates any material exceptions reasonably requiring remedy or further investigation, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remediation of such exceptions, if any, in compliance with Environmental Laws or such further investigation as required.

        (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no uncured Lease Event of Default or Lease Default shall exist.

        (d) The Lessee shall have completed in all material respects all Modifications, restoration and rebuilding of the Property pursuant to Sections
                                                                      --------
11.1 and 15.1(e) (as the case may be) and shall have fulfilled in all material
----     ----
respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to
Section 13.1 from complying with any Applicable Law that involved the extension
------------
of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Permitted Exceptions on the Property that were contested by the Lessee shall have been removed.

        (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Property on or prior to the Expiration Date (without diminishing the Lessee's obligation to consummate the sale on the Expiration Date) and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring and compensating brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

        (f) The Lessee shall submit all bids to the Lessor and the Agent, and the Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion. The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Agent not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest bid to purchase the Property. No such purchaser shall be the Lessee, or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor, the Agent and the Participants shall otherwise agree in their sole discretion.

        (g) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Property, as well as such other terms and conditions as may be negotiated between the Lessee and the purchaser. The Lessee shall have obtained, at its cost and expense, and with the reasonable cooperation of Lessor, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens and Liens created by the Operative Documents. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

        (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor, the Participants or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's, the Participants' and the Agent's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

        (i) The Lessee shall pay to the Agent on the Expiration Date (or to such other Person as the Lessor shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Improvements Residual Value Guarantee Amount and the Land Residual Value Guarantee Amount, plus (without duplication) all Rent and all other amounts
                  ----
hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.
                                        -----------

        (j) If, within ninety (90) days prior to the Expiration Date, it is determined (based upon the highest bid by a purchaser to purchase the Property pursuant to paragraph (f) of this Section 22.1) that there would, after giving
            -------------         ------------
effect to the proposed sale of the Property, be a Shortfall Amount, the Lessee
(i) shall cause to be delivered to the Lessor and the Agent the End of Term Report required by Section 13.2 of the Participation Agreement and (ii) shall on the Expiration Date pay to the Agent (or to such other person as the Lessor shall notify the Lessee in writing), the amounts (not to exceed the Shortfall Amount) required to be paid pursuant to Section 13.2 of the Participation Agreement.

        (k) The purchase of the Property shall be consummated on the Expiration Date following the payment by the Lessee pursuant to paragraphs (i) and (j)
                                                     --------------     ---
above and contemporaneously with the Lessee's surrender of the Property pursuant to Section 19.1(b) and the gross proceeds (the "Gross Proceeds") of the sale of
   ---------------                              --------------
the Property (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent; provided,
                                                                --------
however, that (i) if the sum of the Gross Proceeds from such sale of the Land
-------
Interest plus the Land Interest Residual Value Guarantee Amount paid by the Lessee pursuant to paragraph (i) above exceeds the Land Asset Termination Value
                   -------------
as of such date, then the excess shall be paid to the Lessee on the Expiration Date, and (ii) if the sum of the Gross Proceeds from such sale of the Improvements plus the Improvements Residual Value Guarantee Amount paid by the Lessee pursuant to paragraph (i) above exceeds the Improvements Asset
                          -------------
Termination Value as of such date, then the excess shall be paid to the Lessee on the Expiration Date.

        (l) The Lessee shall not be entitled to exercise or consummate the Remarketing Option if a circumstance that would permit the Lessor to require the Lessee to repurchase the Property under Section 16.3 exists and is continuing.
                                        ------- ----

        (m) No subleases affecting the Property shall be in effect on the Expiration Date.

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee) as to the Property, in which event all of the Lessee's rights under this Section 22.1 shall immediately terminate and the
                               ------------
Lessee shall be obligated to vacate the Property on the Expiration Date and comply with the obligations set forth in Section 22.3. Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Property.

     If the Lessee has paid the Land Interest Residual Value Guarantee Amount and the Improvements Residual Value Guarantee Amount as required herein, proceeds from a sale of the Property pursuant to the Remarketing Option or, if not sold as provided in this Section 22.1 from a sale of the Property occurring
                             ------------
thereafter shall be distributed as provided in Section 3.14 of the Participation Agreement.

  22.2  Certain Obligations Continue. During the Marketing Period, the
        ----------------------------
obligation of the Lessee to pay Rent (including the installment of Basic Rent due on the fifth anniversary of the Closing Date or at the end of any Renewal Term, as the case may be) shall continue undiminished until payment in full to the Lessor, for deposit into an account with the Agent, of the Gross Proceeds, the Land Interest Residual Value Guarantee Amount and the Improvements Residual Value Guarantee Amount, and (without duplication) all other amounts due to the Lessor with respect to the Property under the Operative Documents. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this
Article XXII.
------------

  22.3  Support Obligations. In the event that (A) the Lessee does not elect to
        -------------------
purchase the Property on the Expiration Date, (B) this Lease is terminated without a purchase of the Property by the Lessee as expressly permitted herein, or (C) pursuant to the Lessor's exercise of remedies under Article XVII, this
                                                           ------------
Lease is terminated, the Lessee shall, upon the request of the Lessor, exercise all commercially reasonable efforts to provide the Lessor or other purchaser of the Property, effective on the Expiration Date or earlier termination of this Lease, with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use and operate the Property for its intended purposes (to the extent such items are transferable), (ii) such easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, repair, access to or maintenance of the Property, and (iii) any service agreements, contracts or subcontracts in existence at such time relating to the use and operation of the Property, in each case to the extent assignable. All assignments, licenses, easements, agreements and other deliveries required by clauses (i), (ii) and (iii) of this
Section 22.3 shall be in form satisfactory to the Lessor and shall be fully
------------
assignable (including both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

                                ARTICLE XXIII.

  23.1  Holding Over. If the Lessee shall for any reason remain in possession of
        ------------
the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), such possession shall be as a tenancy at sufferance during which time the Lessee shall continue to pay Prepaid Rent, to the extent such possession occurs prior to the Completion Date, or Supplemental Rent, to the extent such possession occurs from and after the Completion Date, that would be payable by the Lessee hereunder were the Lease then in full force and effect and the Lessee shall continue to pay Basic Rent at an annual rate equal to 110% of the average rate of Basic Rent payable hereunder during the Term. Such Basic Rent shall be payable from time to time upon demand by the Lessor. During any period of tenancy at sufferance, the Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of the
        -------------
Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease (unless the Property is conveyed to the Lessee), and nothing contained herein shall be read or construed to relieve the Lessee of its obligations to purchase or remarket the Property on the Expiration Date pursuant to Article XX or Article XXII or as preventing the Lessor from maintaining a
   ----------    ------------
suit for possession of the Property or exercising any other remedy available to the Lessor at law or in equity or hereunder.

                                 ARTICLE XXIV.

  24.1  Risk of Loss. The Lessee assumes all risks of loss arising from any
        ------------
Casualty or Condemnation which arises or occurs prior to the Expiration Date or while the Lessee is in possession of the Property and all liability for all personal injuries and deaths and damages to property suffered by any Person or property on or in connection with the Property which arises or occurs prior to the Expiration Date or while the Lessee is in possession of the Property, except in each case to the extent any such loss or liability is primarily caused by the gross negligence or willful misconduct of a Lessor Party; provided, however,
                                                          --------  -------
that the Lessee shall have no obligation under this Section 24.1 on account of
                                                    ------------
any such loss or liability arising with respect to the Improvements only prior to the Completion Date, except as follows:

                 (i)  The Lessee shall be liable to the Lessor under this
        Section 24.1 for all such losses and liabilities Within the Lessee's
        ------------
        Control, subject to the following:

                      (A) if any such loss or liability is not related to an inability or failure to complete construction of the Improvements (or if such loss or liability is not related to an inability or failure to complete construction of the Improvements (or if such loss or liability is related to an inability or failure to complete construction of the Improvements but also constitutes or arises out of a Fully Indemnifiable Event), the Lessee's obligations in this Section
                                                                      -------
               24.1 shall not be subject to any monetary limitation; and
               ----

                    (B) if such loss or liability is related to an inability or failure to complete construction of the Improvements and such loss or liability does not constitute or arise out of a Fully Indemnifiable Event, the Lessee's monetary obligation provided in this Section 24.1, together with all other amounts payable prior
                    ------------
               to the Completion Date under Section 9.1(b)(i) of the Participation Agreement, Section 9.3(b)(i) of the Participation Agreement, clause (5)(A)(ii) of Section 13.1 of the Participation Agreement or Section 13.10 of the Participation Agreement and any similarly limited payment obligation of the Lessee in connection with the return or sale of the Property under this Lease or the Construction Agency Agreement, shall not exceed the maximum Land Interest Residual Value Guarantee Amount and Improvements Residual Value Guarantee Amount.

               (ii) If any Lessor Party incurs any such loss or liability for which the Lessee is not liable pursuant to this Section 24.1, the
                                                          ------------
          amount of such loss or liability shall, if such Lessor Party shall so request by a written notice to the Lessor and the Lessor shall give its prior written consent thereto, be capitalized pursuant to Section 3.7(e)(ii) of the Participation Agreement.

TO THE FULLEST EXTENT PERMITTED BY LAW, THE LESSEE HEREBY WAIVES THE PROVISIONS OF THE CALIFORNIA CIVIL CODE SECTIONS 1932(1), 1932(2) AND 1933(4), AND ANY AND ALL OTHER APPLICABLE EXISTING OR FUTURE LAWS, ORDINANCES AND GOVERNMENTAL REGULATIONS PERMITTING THE TERMINATION OF THIS LEASE AS A RESULT OF THE DAMAGE OR DESTRUCTION OF THE PROPERTY BY FIRE, THE ELEMENTS, CASUALTIES, THEFTS, RIOTS, WARS OR OTHERWISE, AND THE LESSOR SHALL IN NO EVENT BE ANSWERABLE OR ACCOUNTABLE FOR ANY RISK OF LOSS OF OR DECREASE IN THE ENJOYMENT AND BENEFICIAL USE OF THE PROPERTY AS A RESULT OF ANY SUCH EVENT.

                                 ARTICLE XXV.

     25.1  Subletting and Assignment.  The Lessee may, without the consent of
           -------------------------
the Lessor, sublease the Property or portion thereof to any Person, provided,
                                                                    --------
that no such sublease shall, in the reasonable opinion of the Lessor, materially adversely affect any of the Lessor's interests, rights or remedies under the Lease or the Lessor's title to the Property. No assignment, sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so assigned or sublet. Any sublease of the Property shall be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder, shall expressly provide for termination at or prior to the earlier of the applicable Expiration Date or other date of termination of this Lease unless the Lessee shall have purchased the Property pursuant to Article XX. No assignee or sublessee
                                        ----------
shall use the Property in a manner which is substantially different from the manner in which the Property is used or intended for use by the Lessee or in any manner not otherwise permitted under Section 8.2, without the prior written
                                     -----------
consent of the Lessor.

                                 ARTICLE XXVI.

     26.1 Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such
 ----------------
request, the "Certifying Party") shall furnish to the Requesting Party (but not more than four times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Certifying Party by the other party) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this
Article XXVI may be relied upon by the Requesting Party, and any existing or
------------
prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                ARTICLE XXVII.

     27.1  Right to Inspect.  During the Term, the Lessee shall upon reasonable
           ----------------
notice from the Lessor (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Lessor, the Agent and their respective authorized representatives to inspect the Property during normal business hours and so long as no Event of Default has occurred and is continuing, such inspections shall be not more than once each quarter, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property, and provided, further that the Lessee may, if it so chooses, be present during such inspections.

     27.2  No Waiver.  No failure by the Lessor or the Lessee to insist upon the
           ---------
strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                ARTICLE XXVIII.

     28.1  Acceptance of Surrender.  No surrender to the Lessor of this Lease or
           -----------------------
of all or any portion of the Property or of any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Participation Agreement and termination of the Commitments, the Agent, and no act by the Lessor or the Agent or any representative or agent of the Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIX.

     29.1  No Merger of Title.  There shall be no merger of this Lease or of the
           ------------------
leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, or (b) any estate of others in the Property created by any sublease permitted under this Lease, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person.


                                 ARTICLE XXX.

     30.1 Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered (i) personally,
(ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, addressed to the respective parties, as follows:

     If to the Lessee:

          Asyst Technologies, Inc.
          48761 Kato Road
          Fremont, CA  94538
          Attention:  Chief Financial Officer
          Telephone:  (510)-661-5000
          Facsimile:   (510)-661-5151

     If to the Lessor:

          Lease Plan North America, Inc.
          135 South LaSalle Street, Suite 740
          Chicago, Illinois  60603


          Attention:   Ruba Abozir
          Telephone:  (312) 904-7235
          Facsimile:   (312) 904-6217

     If to the Agent:

          ABN AMRO Bank N.V.
          101 California Street, Suite 4550
          San Francisco, CA  94111-5812


          Attention:   Richard DaCosta
          Telephone  (415) 984-3700
          Facsimile:  (415) 984-3797

     with a copy to:

          ABN AMRO BANK N.V.
          208 South LaSalle Street, Suite 1500
          Chicago, Illinois  60604


          Attention:  Tim Williams
          Telephone:  (312) 992-5197
          Facsimile:   (312) 992-5157

or such additional parties and/or other address as such party may hereafter specify in writing in accordance with this Lease, and shall be effective upon receipt or refusal thereof.

                                 ARTICLE XXXI.

     31.1  Miscellaneous.  Anything contained in this Lease to the contrary
           -------------
notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XV, XVI, XX, XXI or XXII, would, in the absence of the limitation
-----------  ---  --  ---    ----
imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former president of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

     31.2  Amendments and Modifications.  Subject to the requirements,
           ----------------------------
restrictions and conditions set forth in the Participation Agreement, neither this Lease, any Lease Supplement nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

     31.3  Successors and Assigns.  All the terms and provisions of this Lease
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     31.4  Headings and Table of Contents.  The headings and table of contents
           ------------------------------
in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     31.5  Counterparts.  This Lease may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     31.6  GOVERNING LAW.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the State of California without reference to conflicts of law rules.

     31.7 Limitations on Recourse. The parties hereto agree that the Lessor shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Lessor shall be
                                --------  -------
liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 8.1 of the Participation Agreement or from the failure of the Lessor to perform its covenants and agreements set forth in Section 10.3 of the Participation Agreement, or (c) for any Taxes based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others and are enforceable solely against the Lessor's interest in the Property; and (iii) all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Lessor.

     31.8 Original Lease. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease
      -----------------
constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.


                            [signature page follows]

IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as Lessor

                              By:    /s/ David M. Shinley
                                 ---------------------------------
                              Title:   Vice President
                                    ------------------------------

                              ASYST TECHNOLOGIES, INC.,
                              a California corporation, as Lessee

                              By: /s/ Douglas J. McClutchson
                                 ---------------------------------
                              Title: Senior Vice President
                                    ------------------------------
                                     Chief Financial Officer
                                    ------------------------------
                                     Asyst Technologies, Inc
                                    ------------------------------

STATE OF ILLINOIS          )
                           )  SS.:
COUNTY OF CHICAGO, COOK    )

          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared David M. Shipley, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be a Vice President of LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and that [he/she] as such David M. Shipley, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such Vice President.

          WITNESS my hand and seal, at office, on this the 28th day of June, 2000.

                                                  /s/ Ruba Ghouleh
                                                  ______________________________
                                                           Notary Public


My Commission Expires:

      7/29/2002

STATE OF CALIFORNIA )
                    )  SS.:
COUNTY OF ALAMEDA )

          Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared Douglas J. McCutcheon, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be the Senior Vice President and Chief Financial Officer of ASYST TECHNOLOGIES, INC., the within named bargainor, a corporation, and that [he/she] as such Douglas J. McCutcheon, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such Senior Vice President and Chief Financial Officer.

          WITNESS my hand and seal, at office, on this the 28th day of June, 2000.

                                                  /s/ Ramona D. Walter
                                                  ______________________________
                                                  Notary Public

My Commission Expires:

    3/8/2002

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of June ___, 2000.


                              ABN AMRO BANK N.V., as Agent

                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------

                                    ------------------------------

 ------------------------------------------------------------------------------
| Recording requested by, and when        |                                   |
| Recorded, please return to:             |                                   |
| McGuire, Woods, Battle & Boothe LLP     |                                   |
| 77 West Wacker Drive                    |                                   |
| Chicago, Illinois 60601                 |                                   |
| Attn:  W. Kirk Grimm, Esq.              |                                   |
 ------------------------------------------------------------------------------
                        (Space above this Line Reserved for Recorder's Use Only)

                                                                    EXHIBIT A TO
                                                                       THE LEASE
                                                                       ---------

                            LEASE SUPPLEMENT NO. 1,
           MEMORANDUM OF LEASE, DEED OF TRUST AND SECURITY AGREEMENT


     THIS LEASE SUPPLEMENT NO. 1, MEMORANDUM OF LEASE, DEED OF TRUST AND SECURITY AGREEMENT (this "Lease Supplement") dated as of June 30, 2000 between
                          ----------------
LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity but solely as lessor (the "Lessor"), ASYST TECHNOLOGIES, INC., a
                                    ------
California corporation, as lessee (the "Lessee"), and CHICAGO TITLE INSURANCE
                                        ------
COMPANY, as Trustee (the "Trustee").

     WHEREAS, the Lessor is the fee owner of the Land Interest described on
Schedule 1 hereto and wishes to lease the Land Interest to the Lessee (the "Land
                                                                            ----
Interest") and
--------

     WHEREAS, the Lessee desires to grant a deed of trust lien on its leasehold interest in the Land Interest created by the Lease to the Trustee for the benefit of the Lessor to secure the Obligations (as hereinafter defined) of the Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation.  For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Master Lease, dated as of June 30, 2000, between the Lessee and the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.  Land Interest.  Attached hereto as Schedule 1 is the
                 -------------
description of a certain Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Land Interest, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Land Interest.

     SECTION 3.  Parties and Addresses.  The Lease is dated as of June 30, 2000,
                 ---------------------
between the Lessor, whose principal office is at 135 South LaSalle Street, Chicago, Illinois 60603 and the Lessee, whose principal office is 48761 Kato Road, Fremont, CA 94538.

     SECTION 4.  Lease Term.  The term of the Lease (the "Term") shall begin on
                 ----------                               ----
the Lease Commencement Date and shall end on June 30, 2005 unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains two option periods of one year, which gives the Lessee the right, subject to the terms thereof, to extend the term of the Lease to no later than June 30, 2007.

     SECTION 5.  Ownership of the Property.

     (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended and interpreted, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee. The parties shall take no action inconsistent with such intention. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws, (i) the transactions evidenced by the Lease shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value or Land Residual Value Guarantee Amount or the Improvements Residual Value Guarantee Amount in connection with a purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

     (c) Specifically, without limiting the generality of subsections (a) and
                                                          -------------------
(b) of this Section 5, the parties hereto intend and agree that, for purposes of
---         ---------
filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

     (d) If the transactions evidenced by this Agreement and the other Operative Documents can no longer be treated as an operating lease pursuant to GAAP for accounting purposes, all provisions in the Operative Documents limiting the Lessee's obligation to pay the Asset Termination Value (including the Remarketing Option) on the Expiration Date shall no longer apply. If any such change in accounting treatment shall occur, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect the foregoing.

     (e) In the event that, after the date hereof, the UCC as enacted and in effect in any applicable jurisdiction shall be revised or amended, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect or otherwise address such revisions or amendments.

     (f) Specifically, without limiting the generality of subsection (b) of this
Section 5, in order to secure the Lessee's obligation to pay Basic Rent,
---------
Supplemental Rent, Asset Termination Value, the Residual Value Guarantee Amount, the Purchase Option Price, the Partial Purchase Option Price and all other obligations owing by the Lessee under the Operative Documents (the "Obligations"), the Lessee hereby grants, conveys, sells, transfers, assigns and
 -----------
sets over unto the Trustee for the benefit of the Lessor, WITH POWER OF SALE and right of entry and possession, all of the Lessee's right, title and interest in and to the following (collectively, the "Collateral"):
                                         ----------

        (i) all right, title and interest of the Lessee in and to the Property or any part thereof and the reversions, remainders, rents, issues and profits thereof;

        (ii) all right, title and interest of the Lessee in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures, subsequently acquired by the Lessee or constructed, assembled or placed by Lessee on the Land Interest, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Lessee;

        (iii) all right, title and interest of the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof and the Equipment;

        (iv) all right, title and interest of the Lessee in and to all insurance policies (including title insurance policies) required to be maintained by the Lessee pursuant to this Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

        (v) all right, title and interest of the Lessee in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, provided that any such
                                                       --------
     consent, license, permit, certificate or approval that by its terms or by operation of law would become void, voidable, terminable or revocable or would result in a breach or default thereunder or under any applicable law if subjected to the lien granted pursuant to this clause (v) is expressly
                                                       ----------
     excepted and excluded from this clause (v) to the extent necessary to avoid
                                     ----------
     such result, and (ii) all plans and specifications relating to the Property, in each case to the extent assignable;

        (vi) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under this Lease or pursuant to any other lease with respect to the Property;

        (vii) all proceeds, both cash and noncash, of the foregoing and any items acquired in substitution of, or replacement for, any of the foregoing; and

        (viii) all right, title and interest of the Lessee in and to all of the Operative Documents, including, without limitation, the Lease Supplement and the Equipment Schedules, regardless of whether the interest of the Lessee therein is that of lessee, sublessee, sublessor or borrower.

     (g) Specifically, without limiting the generality of subsection (b) of this
Section 5, the Lessor and the Lessee further intend and agree that, for the
---------
purpose of securing the Lessee's obligations for the repayment of the loans from the Lessor and the Participants to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code), a fixture filing and a real property mortgage or deed of trust of the Property; (ii) the conveyance provided for in Article II of the Lease shall be deemed to be a grant by the Lessee to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants, of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property, except to the extent that all or a portion of the Property is released from the Lease in accordance with the Operative Documents, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property to Lessor to secure the loans); (iii) the possession by the Lessor or any of its agents of any notes and such other items of the Collateral as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     SECTION 6.  Lease Events of Default and Remedies.  Sections 17.2 through
                 ------------------------------------   ---------------------
17.5 of the Lease, which are hereby incorporated by reference, set forth the
----
remedies available to the Lessor and the Trustee in the event of a Lease Event of Default.

     SECTION 7.  Purchase Option.  Sections 17.2(h), 17.2(i), 19 and 20 of the
                 ---------------
Lease contain various purchase options which may be exercised by the Lessee during the term of the Lease subject to the terms and conditions of said Sections of the Lease.

     SECTION 8.  Liens. (a) THIS LEASE SUPPLEMENT IS SUPERIOR TO A DEED OF TRUST
                 -----
IN FAVOR OF ABN AMRO BANK N.V., AS AGENT (THE "AGENT") UNDER THE PARTICIPATION
                                               -----
AGREEMENT DATED AS OF JUNE 30, 2000 AS AMENDED OR SUPPLEMENTED, BETWEEN THE LESSOR AND THE AGENT.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 9.  Ratification.  Except as specifically modified hereby, the
                 ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10. Original Lease Supplement.  The single executed original of
                 -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

     SECTION 12.  Counterpart Execution.  This Lease Supplement may be executed
                  ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 13.  Incorporation by Reference.  The terms and provisions of the
                  --------------------------
Lease are incorporated herein as if they were fully set forth herein and are made a part of this Lease Supplement.

     SECTION 14.  Receipt.  The Lessee hereby declares and acknowledges that the
                  -------
Lessee has received, without charge, a true copy of the Lease and this Lease Supplement No. 1.

     SECTION 15.  Substitution of Trustee.  From time to time, by a writing
                  -----------------------
signed and acknowledged by Lessor and recorded in the Office of the Recorder of the County in which the Property is situated, Lessor may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Lease Supplement No. 1, Memorandum of Lease, Deed of Trust and Security Agreement and set forth the date, book and page of its recordation.
The recordation of such installment of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

                           [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as the Lessor

                              By:
                                 --------------------------------

                              Title:
                                    -----------------------------

                              ASYST TECHNOLOGIES, INC.,
                              a California corporation, as the Lessee

                              By:
                                 --------------------------------

                              Title:
                                    -----------------------------

STATE OF              )
         -----------
                      )  SS.:
COUNTY OF             )
          ---------

          Before me, the undersigned, a Notary Public within and for the State
and County aforesaid, personally appeared                , with whom I am
                                          ---------------
personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged [himself/herself] to be a Vice President of LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and
that [he/she] as such                  , being duly authorized so to do,
                      -----------------
executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by [himself/herself] as such Vice President.

          WITNESS my hand and seal, at office, on this the      day of June,
2000.                                                      ----

                                -------------------------------------
                                            Notary Public

My Commission Expires:


----------------------------

STATE OF            )
         ---------  )  SS.:
COUNTY OF           )
          -------

          Before me, the undersigned, a Notary Public in and for the State and
County aforesaid, personally appeared                  , with whom I am
                                      -----------------
personally acquainted (or proved to me on the basis of satisfactory evidence),
and who, upon oath, acknowledged [himself/herself] to be the           of ASYST
                                                             ---------
TECHNOLOGIES, INC., the within named bargainor, a corporation, and that [he/she]
as such          , being duly authorized so to do, executed the foregoing
        ---------
instrument for the purposes therein contained by signing the name of the
corporation by [himself/herself] as such          .
                                         ---------

          WITNESS my hand and seal, at office, on this the     day of June,
2000.                                                      ---

                                ------------------------------------
                                            Notary Public

My Commission Expires:


---------------------------

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of June 30, 2000.

                              ABN AMRO BANK N.V., as Agent

                              By:
                                 ------------------------------

                              Name:
                                   ----------------------------

                              Title:
                                    ---------------------------


                              By:
                                 ------------------------------

                              Name:
                                   ----------------------------

                              Title:
                                    ---------------------------

                                                                      SCHEDULE 1
                                                       TO LEASE SUPPLEMENT NO. 1
                                                       -------------------------

                           Land Interest Description
                           -------------------------

 ------------------------------------------------------------------------------
 | Recorded, please return to:             |                                  |
 | McGuire, Woods, Battle & Boothe LLP     |                                  |
 | 77 West Wacker Drive                    |                                  |
 | Chicago, Illinois 60601                 |                                  |
 | Attn:  W. Kirk Grimm, Esq.              |                                  |
 ------------------------------------------------------------------------------
                        (Space above this Line Reserved for Recorder's Use Only)

                                                                    EXHIBIT B TO
                                                                       THE LEASE
                                                                       ---------

                            LEASE SUPPLEMENT NO. 2,
           MEMORANDUM OF LEASE, DEED OF TRUST AND SECURITY AGREEMENT

     THIS LEASE SUPPLEMENT NO. 2, MEMORANDUM OF LEASE, DEED OF TRUST AND
SECURITY AGREEMENT (this "Lease Supplement") dated as of               , 2000
                          ----------------               --------------
between LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity but solely as lessor (the "Lessor"), ASYST TECHNOLOGIES,
                                               ------
INC., a California corporation, as lessee (the "Lessee"), and CHICAGO TITLE
                                                ------
INSURANCE COMPANY, as Trustee (the "Trustee").

     WHEREAS, the Lessor is the owner of the Improvements to the Land Interest described on Schedule 1 hereto and wishes to lease the Improvements to the Lessee (the "Improvements"); and
             ------------

     WHEREAS, the Lessee desires to grant a deed of trust lien on its leasehold interest in the Improvements created by the Lease to the Trustee for the benefit of the Lessor to secure the Obligations (as hereinafter defined) of the Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions; Interpretation.  For purposes of this Lease
                 ---------------------------
Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Master Lease, dated as of June 30, 2000, between the Lessee and the Lessor; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

     SECTION 2.  The Improvements.  Attached hereto as Schedule I is the
                 ----------------
description of certain Improvements to be constructed on the Land Interest. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Improvements shall be subject to the terms and provisions of the Lease. Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the Lessor's interest in the Improvements, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Improvements.

     SECTION 3.  Parties and Addresses.  The Lease is dated as of June 30, 2000,
                 ---------------------
between the Lessor, whose principal office is at 135 South LaSalle Street, Chicago, Illinois 60603, and the Lessee, whose principal office is 48761 Kato Road, Fremont, CA 94538.

     SECTION 4.  Lease Term.  The term of the Lease (the "Term") shall begin on
                 ----------                               ----
the Lease Commencement Date and shall end on June 30, 2005 unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains two option periods of one year, which gives the Lessee the right, subject to the terms thereof, to extend the term of the Lease to no later than June 30, 2007.

     SECTION 5.  Ownership of the Property.

     (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended and interpreted, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state, and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee. The parties shall take no action inconsistent with such intention. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

     (b) Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof or any foreign country affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions arising out of or relating to bankruptcy or insolvency laws, (i) the transactions evidenced by the Lease shall be deemed to be loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent, Supplemental Rent, Asset Termination Value or Land Residual Value Guarantee Amount or the Improvements Residual Value Guarantee Amount in connection with a purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and
(iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

     (c) Specifically, without limiting the generality of subsections (a) and
                                                          -------------------
(b) of this Section 5, the parties hereto intend and agree that, for purposes of
---         ---------
filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

     (d) If the transactions evidenced by this Agreement and the other Operative Documents can no longer be treated as an operating lease pursuant to GAAP for accounting purposes, all provisions in the Operative Documents limiting the Lessee's obligation to pay the Asset Termination Value (including the Remarketing Option) on the Expiration Date shall no longer apply. If any such change in accounting treatment shall occur, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect the foregoing.

     (e) In the event that, after the date hereof, the UCC as enacted and in effect in any applicable jurisdiction shall be revised or amended, the Lessee, the Lessor, the Agent and the Participants shall negotiate in good faith to enter into such amendments to the Operative Documents as may be reasonably necessary or desirable to reflect or otherwise address such revisions or amendments.

     (f) Specifically, without limiting the generality of subsection (b) of this
Section 5, in order to secure the Lessee's obligation to pay Basic Rent,
---------
Supplemental Rent, Asset Termination Value, the Residual Value Guarantee Amount, the Purchase Option Price, the Partial Purchase Option Price and all other obligations owing by the Lessee under the Operative Documents (the "Obligations"), the Lessee hereby grants, conveys, sells, transfers, assigns and
 -----------
sets over unto the Trustee, for the benefit of the Lessor, WITH POWER OF SALE and right of entry and possession, all of the Lessee's right, title and interest in and to the following (collectively, the "Collateral"):
                                                     ----------

       (i) all right, title and interest of the Lessee in and to the Property or any part thereof and the reversions, remainders, rents, issues and profits thereof;

       (ii) all right, title and interest of the Lessee in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures, subsequently acquired by the Lessee or constructed, assembled or placed by Lessee on the Land Interest, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Lessee;

       (iii) all right, title and interest of the Lessee in, to and under all books and records relating to or used in connection with the operation of the Property or the Fixtures or any part thereof and the Equipment;

       (iv) all right, title and interest of the Lessee in and to all insurance policies (including title insurance policies) required to be maintained by the Lessee pursuant to this Lease, including the right to collect and receive such proceeds; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein;

       (v) all right, title and interest of the Lessee in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, provided that any such
                                                       --------
     consent, license, permit, certificate or approval that by its terms or by operation of law would become void, voidable, terminable or revocable or would result in a breach or default thereunder or under any applicable law if subjected to the lien granted pursuant to this clause (v) is expressly
                                                       ----------
     excepted and excluded from this clause (v) to the extent necessary to avoid
                                     ----------
     such result, and (ii) all plans and specifications relating to the Property, in each case to the extent assignable;

       (vi) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under this Lease or pursuant to any other lease with respect to the Property;

       (vii) all proceeds, both cash and noncash, of the foregoing and any items acquired in substitution of, or replacement for, any of the foregoing; and

       (viii) all right, title and interest of the Lessee in and to all of the Operative Documents, including, without limitation, the Lease Supplement and the Equipment Schedules, regardless of whether the interest of the Lessee therein is that of lessee, sublessee, sublessor or borrower.

    (g) Specifically, without limiting the generality of subsection (b) of this
Section 5, the Lessor and the Lessee further intend and agree that, for the
---------
purpose of securing the Lessee's obligations for the repayment of the loans from the Lessor and the Participants to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code), a fixture filing and a real property mortgage or deed of trust of the Property; (ii) the conveyance provided for in Article II of the Lease shall be deemed to be a grant by the Lessee to the Lessor and assigned by the Lessor to the Agent for the benefit of the Participants, of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property, except to the extent that all or a portion of the Property is released from the Lease in accordance with the Operative Documents, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property to Lessor to secure the loans); (iii) the possession by the Lessor or any of its agents of any notes and such other items of the Collateral as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and
(iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

     SECTION 6.  Lease Events of Default and Remedies.  Sections 17.2 through
                 ------------------------------------   ---------------------
17.5 of the Lease, which are hereby incorporated by reference, set forth the
----
remedies available to the Lessor and the Trustee in the event of a Lease Event of Default.

     SECTION 7.  Purchase Option.  Sections 17.2(h), 17.2(i), 19 and 20 of the
                 ---------------
Lease contain various purchase options which may be exercised by the Lessee during the term of the Lease subject to the terms and conditions of said Sections of the Lease.

     SECTION 8.  Liens. (a) THIS LEASE SUPPLEMENT IS SUPERIOR TO A DEED OF TRUST
                 -----
IN FAVOR OF ABN AMRO BANK N.V., AS AGENT (THE "AGENT") UNDER THE PARTICIPATION
                                               -----
AGREEMENT DATED AS OF JUNE 30, 2000 AS AMENDED OR SUPPLEMENTED, BETWEEN THE LESSOR AND THE AGENT.

     (b) NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

     SECTION 9.  Ratification.  Except as specifically modified hereby, the
                 ------------
terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     SECTION 10. Original Lease Supplement.  The single executed original of
                 -------------------------
this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed
                                                    -----------------
Counterpart").  To the extent that this Lease Supplement constitutes chattel
-----------
paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     SECTION 11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

     SECTION 12.  Counterpart Execution.  This Lease Supplement may be executed
                  ---------------------
in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     SECTION 13.  Incorporation by Reference.  The terms and provisions of the
                  --------------------------
Lease are incorporated herein as if they were fully set forth herein and are made a part of this Lease Supplement.

     SECTION 14.  Receipt.  The Lessee hereby declares and acknowledges that the
                  -------
Lessee has received, without charge, a true copy of the Lease and this Lease Supplement No. 2.

     SECTION 15.  Substitution of Trustee.  From time to time, by a writing
                  -----------------------
signed and acknowledged by Lessor and recorded in the Office of the Recorder of the County in which the Property is situated, Lessor may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Lease Supplement No. 2, Memorandum of Lease, Deed of Trust and Security Agreement and set forth the date, book and page of its recordation.
The recordation of such installment of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

                           [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                              LEASE PLAN NORTH AMERICA, INC.,
                              an Illinois corporation, as the Lessor

                              By:
                                 -----------------------------------

                              Title:
                                    --------------------------------


                              ASYST TECHNOLOGIES, INC.,
                              a California corporation, as the Lessee

                              By:
                                 -----------------------------------

                              Title:
                                    --------------------------------

STATE OF            )
         ---------
                    )  SS.:
COUNTY OF           )
          ---------
          Before me, the undersigned, a Notary Public within and for the State
and County aforesaid, personally appeared                , with whom I am
                                          ---------------
personally acquainted (or proved to me on the basis of satisfactory evidence),
and who, upon oath, acknowledged [himself/herself] to be a                  of
                                                           ----------------
LEASE PLAN NORTH AMERICA, INC., the within named bargainor, a corporation, and
that [he/she] as such                  , being duly authorized so to do,
                      -----------------
executed the foregoing instrument for the purposes therein contained by signing
the name of the corporation by [himself/herself] as such                     .
                                                         --------------------
          WITNESS my hand and seal, at office, on this the      day of
            , 2000.                                        ----
------------
                              ----------------------------------------
                                            Notary Public

My Commission Expires:


----------------------------

STATE OF            )
         ---------  )  SS.:
COUNTY OF           )
          -------
          Before me, the undersigned, a Notary Public in and for the State and
County aforesaid, personally appeared                  , with whom I am
                                      -----------------
personally acquainted (or proved to me on the basis of satisfactory evidence),
and who, upon oath, acknowledged [himself/herself] to be the           of ASYST
                                                             ---------
TECHNOLOGIES, INC., the within named bargainor, a corporation, and that [he/she]
as such          , being duly authorized so to do, executed the foregoing
        ---------
instrument for the purposes therein contained by signing the name of the
corporation by [himself/herself] as such          .
                                         ---------
          WITNESS my hand and seal, at office, on this the     day of
            , 2000.                                        ---
------------
                              ---------------------------------------
                                            Notary Public

My Commission Expires:


----------------------------

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby
acknowledged as of                  , 2000.
                   -----------------

                              ABN AMRO BANK N.V., as Agent

                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------


                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------

                                                                      SCHEDULE I
                                                       TO LEASE SUPPLEMENT NO. 2
                                                       -------------------------

                          Description of Improvements
                          ---------------------------

                                                                       EXHIBIT C
                                                                      ----------
                                                                    TO THE LEASE
                                                                    ------------

                         [FORM OF EQUIPMENT SCHEDULE]
                          EQUIPMENT SCHEDULE NO.
                                                 ---
Forming a part of Master Lease dated as of June 30, 2000 (the "Lease"), between LEASE PLAN NORTH AMERICA, INC., as the Lessor (the "Lessor"), and ASYST TECHNOLOGIES, INC., a California corporation, as the Lessee (the "Lessee").

     1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto as Annex A.

               TOTAL PROPERTY IMPROVEMENTS COST:  $
                                                   ------------

     2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease (which is incorporated herein by reference).

     3. RENT. From and after the date hereof, the Basic Rent for said Equipment during the Term shall be payable on the dates and in the amounts set forth in Article III of the Lease which is incorporated herein by reference.

     4. LESSEE CONFIRMATION. The Lessee hereby confirms and warrants to the Lessor that the Equipment: (a) was duly delivered to the Lessee on or prior to the date hereof at the locations specified in Section 5 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.

     5. LOCATION OF EQUIPMENT. The locations of the Equipment are specified on the Schedule of Equipment attached hereto as Annex A.

     6. FINANCING STATEMENTS. Annex B attached hereto specifies the location of all UCC financing statements or other similar documents under applicable law covering the Equipment.

Date of Execution:              ,
                    ------------  ----
LEASE PLAN NORTH AMERICA, INC.,    ASYST TECHNOLOGIES, INC.,
an Illinois corporation            a California corporation

By:                                By:
   -------------------------          -----------------------------
Name:                              Name:
     -----------------------            ---------------------------
Title:                             Title:
      ----------------------             --------------------------

                                                                      ANNEX A TO
                                                              EQUIPMENT SCHEDULE

                                   EQUIPMENT
                                   ---------


Approved by                                 Page No.     of     total pages
            -----------------------------            ---    ---
      (The Lessee to initial each
      page)

Attached Bill of Sale dated            Equipment located at:
               ,
---------------  ----               -------------------------------
and                                 Street No.

                                    ------------  ---------  ----------  ------

Equipment Schedule No.    .              City        County    State        Zip
                       ---


            This location is     owned,  x  leased,  x  mortgaged.
                             ---        ---         ---


    Manufacturer and/or
       Vendor Name &                  Description            Equipment Cost
        Invoice No.




                            See Schedule 1 Attached

                                                                      ANNEX B TO
                                                              EQUIPMENT SCHEDULE

                         FINANCING STATEMENTS COVERING
                                   EQUIPMENT
                    ---------------------------------------


  Secured Party        Statement No.        Filing Date         Filing Location
 --------------        -------------        -----------         ---------------

                                                          EXHIBIT D TO THE LEASE
                                                          ----------------------

                      LEGAL DESCRIPTION OF LAND INTEREST
                      ----------------------------------